UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 - October 31, 2017

Item 1: Shareholder Report

Alpine

REAL ESTATE FUNDS

Alpine International Real Estate Equity Fund
Institutional Class (EGLRX)
Class A (EGALX)

Alpine Realty Income & Growth Fund
Institutional Class (AIGYX)
Class A (AIAGX)

Alpine Global Infrastructure Fund
Institutional Class (AIFRX)
Class A (AIAFX)

October 31,
2017

Annual Report

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These Funds include:

Alpine Dynamic Dividend Fund	Alpine Small Cap Fund

Alpine Rising Dividend Fund	Alpine Ultra Short Municipal Income Fund

Alpine Financial Services Fund	Alpine High Yield Managed Duration Municipal Fund

Alpine’s Series and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Shareholders:

During the fiscal year ended October 31, 2017, the equity markets finally side-stepped their broad apprehension, which has been a characteristic of market sentiment since the great financial collapse of 2008. As we pointed out in prior reports to shareholders, the market was greatly concerned about either the risks of imminent inflation due to the stimulative effects of loose monetary policy, or alternatively, a deflation drag due to over-capacity and structural imbalances remaining from prior expansions. Following the U.S. Federal Reserve’s (Fed) warning of an imminent transition from quantitative easing (QE) towards normalization back in May of 2013, the capital markets suffered from a ‘taper tantrum’ before assuming an alternating risk-on/risk-off mode that persisted well into 2015. However, in the fourth quarter of 2015, a speculative commodity boom that had become a bust lasting into February of 2016, re-engaged persistent fears of global economic deflation. As it turned out, the economy found its footing and markets recovered through 2016, and ultimately produced double-digit returns this year, as investors have bought equities to capture corporate growth. Strong economic reports have become more consistent and corporate earnings and revenue growth appears more sustainable as we approach 2018.

The equity markets focus this year has been particularly strong for growth stocks, as opposed to value stocks or stocks of stable defensive companies. In particular, the market has been focused on top-line revenue growth and companies with strong profitability. Interestingly, the market has also favored companies with relatively low financial leverage and, thus, a greater margin of safety. Stocks which combined these characteristics performed particularly well. Notably, we appear to be in the midst of a synchronized global economic recovery in which Gross Domestic Product (GDP) has been supported by strong orders for goods and services, witness regional and national purchasing managers’ indices (PMI) and improving employment data. This has given corporations the ability to increase sales volumes, which has historically improved profit margins, and in combination with tightening labor markets, is leading to the first signs of wage growth in select sectors and geographies. Wage growth may lead to increased consumption patterns as growing job confidence and incomes induce people to spend more freely, which in turn can stimulate corporations to increase their capital expenditures for new production facilities and equipment. This, in turn, leads to more jobs and new products for consumers. Since the U.S. accounts for roughly 25% of the global GDP, it is natural for us to lead the rest of the world out of periods of economic doldrums. China is almost 15% of the global GDP and it too has been growing quite strongly, until the past quarter or so when it has shown signs of moderating. That said, the Eurozone, which is slightly larger than China, and Japan, which is roughly half its size, are both picking up the slack, so we expect continued global recovery over the next several quarters at a minimum.

TAX CUTS

An element of uncertainty has been introduced by the U.S. Republican Congress which is planning to put forth an economic stimulative program, packaged as tax reform. This has been cooked up in old school D.C. style, in back rooms with no transparency, nor based on specific intellectual precepts or schools of thought, this grab bag restructuring of the tax code is in some ways progressive, in other ways regressive, both positive and negative, and which will no doubt be beneficial to some and negative for others in our economy. On the surface, it is positive for corporations, many of whom should see lower tax rates and it is intended to stimulate capital investment in the short-term through accelerated depreciation of new investments (as low as one year down from five to twenty!), which offsets taxes. Companies which repatriate capital from overseas will have very low (6-12%) recapture rates if they bring money home (estimates that $1-2 trillion may come back over several years). However, investment in research and development (R&D) for better future products do not receive such benefit. This should be positive for stocks in that it will no doubt lead to more corporate buy-backs and special dividends for shareholders, and we may well see a short-term investment boom over the next 12-18 months. Such a jumpstart would have been useful back in 2009 or 2010 but may create a boom/bust surge in activity which could induce the Fed to rapidly defend against inflation. Of course, we do not know what percentage of the trillions held abroad held by companies such as Apple and Microsoft, among others, will be repatriated nor, the final details of the tax rates. So, we await and hope it will be more rational than feared. Nevertheless, the significance will likely be a short-term stimulus effect, with potential negative implications for the long-term when the payback for these tax cuts could come in the form of deficits which need to be reduced. That said capital markets may take a long-term perspective, pushing interest rates higher to reflect this. Fundamentally, just as the U.S. (and global) economy is getting stronger, we believe it would be better to stimulate future growth by targeting better infrastructure and education and R&D for promising technologies and products, rather than to get a quick boost followed by rapidly rising interest rates.

INTEREST RATES

The Fed has made it clear that they are looking forward to raising interest rates in December 2017 and then again up to four times in 2018. We believe that it may only be two or three increases after the Fed Funds Rate rises from 1.16% today to above 1.25% in December, probably to 1.5% by early Summer 2018, and at least 1.75% by year-end 2018. It should be noted that the Fed’s dot plot has rates rising to over 2% by year end 2018 and over 2.5% by year end 2019. Much depends on the impact of the aforementioned new tax plan and the rate at which other central banks begin to withdraw from quantitative easing. Our concern is that the current ‘Goldilocks’ environment of very low interest rates and moderate economic activity, which has been so beneficial for the stock market, may be upset if interest rates rise more quickly than the Fed has guided and if funds retreat from the capital markets.

EQUITIES

In Alpine’s view, the fundamental reason for the growth in stock market performance for the past year lies principally with the growth in corporate earnings. Particular focus on companies growing business sales which can provide double-digit earnings growth has been very appealing at a time when many investment returns, notably interest or rental yields, are producing low single-digit returns. For next year, the equity markets are forecast to grow earnings on the order of 6-12% depending on whether or not there will be a notable tax benefit. This compares with about 8-15% for emerging markets, which have also performed strongly in the past year. So even though stock market multiples appear high by historical standards, we are still enjoying the rare combination of double-digit earnings growth and single-digit interest rates. Thus, dividends could provide an attractive support for equity prices. Our focus will continue to be on what we have in the past called growth values, and on the transformative potential of mispriced stocks.

SECTORS

We believe that certain sectors of the equity market are now more favored than others as the markets rotate more thoroughly towards growth. This could be perceived as a very positive environment for financial stocks which showed a spurt from investor interest at the beginning of the fiscal year and now may find a more sustained interest with a steeper yield curve and continued growing demand for capital. Industrial companies should certainly perform well as general consumption and strengthening business patterns continue. Needless to say, this could be further stimulated by a potentially lower tax regime. Also typical of strengthening economic conditions is demand for both raw materials and processed products ready for production. Admittedly all these groups have already run higher a bit this year, but we think there is potentially more upside from earnings growth. We are generally positive for selected information technology stocks and energy companies which will be asked to fuel the prospective economic recovery. Nevertheless, we think the environment will be mixed for consumer discretionary, healthcare and real estate companies, favoring those with greater sensitivity to economic expansion or highly desired products and services. In general, we are more cautious on consumer staples and utilities which are perceived as defensive.

SENTIMENT

While we continue to favor growth, we believe value will be sustained selectively by merger and acquisition (M&A) activity. Many companies see such M&A opportunities as a short cut through which to expand or reinvigorate their business. Since the current global business cycle may last for another two to even perhaps several more years, we think many companies will focus on strategic realignments in order to achieve longer-term growth. Such mature cycle strategies could become a major factor in driving equity market sentiment over the next year.

While some market participants are concerned that market sentiment might be too buoyant, we just wish to comment on the bitcoin frenzy, which we think represents a true bubble. The introduction of bitcoin trading to futures and derivative markets is perhaps leading some investors to equate it with currencies or commodities. In fact, these exchanges are allowing speculators to buy or sell derivatives based on a synthetic instrument (the bitcoin) which does not have a traditional store of value or represent sovereign strength or wealth as do currencies. Rather, it is simply a potential method of commerce which is benefiting from significant scarcity value. Notably, of the 16 million bitcoin units in existence, estimates that only half are believed to be in active trading accounts so the daily volume traded is not significant. Like prior booms of yesteryear, such as railroads, canals and even dot.com internet stocks, the appeal is in a future potential, which may hold great promise. However, one can only imagine what continued innovation and new competition (other coins or digital measures) and broader access can do to impact what may be more concept than reality.

The reality of the current extended stock market up-cycle is that it is based on rising earnings, which have continued to grow. The long climb to recovery from the losses of 2008, and recently positive returns reflecting the current and prospective growth of corporate earnings appears to be increasingly durable. Indeed, since the S&P 500(r) Index (S&P) peak in October 2007 through, as recently as, May of 2015, the Index had generated a total return of 36.14% or only 4.13% per annum. Since that peak in May of 2015, through the end of October of this year, the S&P has gained almost 21%, or an annualized 8.04%. Note that this last period includes the commodity bust in late 2015 which culminated in the S&P decline of 14% from May of 2015 through mid-February, 2016. Thus, we think the markets have accelerated beyond their prior caution and uncertainty over long term trends.

2018: STILL A BIT UNCLEAR

Despite market enthusiasm at the end of 2017 for a tax policy boost to the economy, no meaningful policies have yet been put in place by the Trump Administration in a manner that has yet had significant economic impact. Certainly, a ‘feel good’ factor over the potential of lessened regulation, lower taxes and potentially increased spending on our infrastructure has been supportive, but not actionable. In fact, it is not clear that the U.S. economy needs this stimulus at this time. The policies do not appear fully thought out, as they are not focused plans with targeted benefits and impact. Rather, we suspect that many decisions are made to accommodate the wishes of select groups or special interests and meet the needs of targeted lawmakers. It seems the “swamp” is as mucky as ever, if not worse.

While the tax stimulus (or so-called “reform”) on top of the growing U.S. economy could provide an extra boost over the next 12-18 months, we are mindful that it could risk bringing a sharper adjustment by the Fed than is currently expected by the capital markets. That could lead to a negative short-term impact on equity prices if pronounced. Frankly, we would view such an event as an opportunity for renewed investments as such dislocations inevitably re-shuffle the deck. In essence, we believe that active management will continue to be presented with a range of opportunities from market shifts, initial public offerings (IPOs), M&A and the potential for businesses benefitting from longer-term economic growth. For 2017, we benefitted from the dynamics of this unique investment environment and we view 2018 as another year of potential opportunity.

For now, we remain positive on equity markets, cautious on fixed income with a bias towards the short end of the curve and low duration. Our only caveat is that one must be flexible and able to adjust to changes in the economic, political, and increasingly differentiated world.

We appreciate your continued interest in our Funds and your support for our efforts to provide meaningful investment alternatives for you.

Sincerely,

Samuel A. Lieber

President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Disclosures and Definitions

The specific market, sector or investment conditions that contributed to a Fund’s performance may not be replicated in future periods.

Please refer to the Schedule of Portfolio Investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that the Alpine Equity Trust did not pay any distributions during the fiscal period ended October 31, 2017 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate Bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate Bond, Stock, High Yield Bond, REITs and REIT preferred stock may vary based on an individual’s circumstances. Consult a tax professional for additional information.

Earnings Growth & EPS Growth are not measures of the Funds’ future performance.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Capital Expenditure (capex) is funds used by a company to acquire, maintain and upgrade physical assets.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Credit Spreads are the difference in yields between two bonds of similar maturity but different credit quality.

Dividend Yield is the yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Duration is a commonly used measure of the potential volatility of the price of a debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

FTSE EPRA/NAREIT Global ex US Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States.

Source: FTSE the funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

Hang Seng Index is a free float-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. These 50 constituent companies represent about 58% of the capitalization of the Hong Kong Stock Exchange.

Disclosures and Definitions (Continued)

IPCA – 15 Index is the mid-month consumer price Index in Brazil.

Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI US REIT (RMS) Index is a total return index comprising the most actively traded real estate index.

MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance.

MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets.

MSCI World Index USD is a free float-adjusted market cap weighted index that is designed to measure the equity market performance of developed markets.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

The Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.

The S&P 500® Index and the S&P Global Infrastructure Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2017 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Tier 1 Cities – represent the most developed areas of China with the most affluent and sophisticated consumers. They are also considered to be the center of main economic activity.

Yield Curve is a line that plots interest rates at a point in time, of bonds having equal credit quality but different maturity dates

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Global Infrastructure Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 10/31/17 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine International Real Estate Equity Fund—Institutional Class	18.36%	1.22%	2.28%	-4.79%	4.86%
Alpine International Real Estate Equity Fund—Class A (Without Load)	18.05%	0.96%	2.00%	N/A	5.50%
Alpine International Real Estate Equity Fund—Class A (With Load)	11.53%	-0.92%	0.85%	N/A	4.48%
FTSE EPRA/NAREIT Global Ex-U.S. Index(2)	16.05%	4.95%	5.91%	N/A	N/A
MSCI EAFE Index	23.44%	6.08%	8.53%	1.10%	4.76%
Lipper International Real Estate Funds Average(3)	13.96%	3.65%	5.42%	-0.34%	4.86%
Lipper International Real Estate Funds Ranking(3)	7/48	36/42	37/39	27/27	1/1
Gross Expense Ratio (Institutional Class): 1.39%(4)
Net Expense Ratio (Institutional Class): 1.39%(4)
Gross Expense Ratio (Class A): 1.64%(4)
Net Expense Ratio (Class A): 1.64%(4)

(1)	Institutional Class shares commenced on February 1, 1989 and Class A shares commenced on December 30, 2011. Returns for indices are since February 1, 1989.
(2)	Index commenced on October 31, 2008.
(3)	The since inception data represents the period beginning February 2, 1989 (Institutional Class only).
(4)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

FTSE EPRA/NAREIT Global ex-U.S. Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States. MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT Global ex-U.S. Index, the MSCI EAFE Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine International Real Estate Equity Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine International Real Estate Equity Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine International Real Estate Equity Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Dalata Hotel Group PLC	3.80%
2.	Open House Co., Ltd.	2.93%
3.	The Phoenix Mills, Ltd.	2.77%
4.	Sumitomo Realty & Development Co., Ltd.	2.70%
5.	Mitsui Fudosan Co., Ltd.	2.53%
6.	Equinix, Inc.	2.36%
7.	Accor SA	2.28%
8.	Shinoken Group Co., Ltd.	2.07%
9.	Emaar Properties PJSC	2.01%
10.	Hispania Activos Inmobiliarios Socimi SA	1.87%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine International Real Estate Equity Fund (Continued)

Commentary

Dear Shareholders:

We present below the annual results for the Alpine International Real Estate Equity Fund. For the fiscal year ended October 31, 2017, the closing NAV was $22.99 per share, representing a total return of 18.36%. The Fund’s benchmark, the FTSE EPRA/NAREIT Global Ex-U.S. Real Estate Index returned 16.05% over the same period. In the context of broader equity markets, the MSCI EAFE Index produced a total return of 23.44%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Market Overview

The year under review kicked off a week before Trump’s unexpected US presidential election victory and ended just days after President Xi Jinping consolidated virtually absolute power in China at the 19th National Congress. Over those twelve months international real estate equity returns underperformed a very strong broader market by a wide margin but exhibited a degree of resilience in the face of a series of geopolitical shocks and the uncertainty of monetary policy from G7 central banks. The Trump victory immediately ignited expectations for an expansionary fiscal policy which set off a backing up of global yields as the reflationary impulse drove a reflexive sell off of bond proxies including real estate investment trusts (REITs). The dramatic sell off of the so-called interest rate sensitive sectors proved to be short lived and offered a good opportunity for active managers to accumulate oversold stocks. There were further headwinds on the horizon as the Federal Reserve (Fed) hiked rates at a measured pace and announced its much-anticipated balance sheet unwind, but real estate equities continued to grind out positive returns. Underpinning performance during the period was indeed a reflation trade, but not of the Trump variety as no substantive legislative measures to support the campaign rhetoric have been enacted to date. The reflation came in large part from emerging Asia, driven by resurging cyclical momentum in China and to a lesser degree India — as well as a robust recovery and positive election outcomes across European markets. This rising tide lifted most boats — including real estate — as the improving global economic outlook sparked continued momentum in physical real estate markets. However sentiment for global real estate relative to broader equities was ultimately tempered by sensitivity to shifts in yield curves as well as concerns over the real estate fundamentals, particularly in developed markets, reaching a mature point in the cycle.

At the country level, the Japanese JREITs were notable underperformers as the pace of net outflows from local investment trusts continued and local banks reversed course and became large net sellers into period end. Conversely, the Japanese developers saw positive returns but underperformed on a relative basis. Despite healthy fundamentals (vacancy rates in central Tokyo have hit 3.17% while office rents in bellwether areas such as Marunochi and Otemachi have seen contract rents tick up for the first time in eight quarters) and reasonable valuations global investors are still on the sidelines in Japan as they wait for the companies to pursue more policies aimed at maximizing shareholder value such as share buybacks.

All European real estate benchmarks saw strong absolute returns but underperformed on a relative basis primarily due to the strength of financials in the broad based indices. It was a strong year in general for European markets which were bolstered by reduced political risk (which may prove fleeting with the recent tensions in Spain and the wobbly coalition in Germany) as well as cyclical improvements in the economic data. Standout performance in Italy, Austria and Spain was modestly offset by relative underperformance in France and Switzerland.

In the UK, real estate securities posted an impressive rally from a low base but nevertheless fell short of the broad index. There are still few signs of stress in the London commercial market yet most UK REITs trade at steep discounts to NAV. Transactions during the year such as the sale of Facebook’s headquarters (Rathbone Square), the sale of the Cheesegrater (the Leadenhall building) and the sale of the Walkie Talkie (20 Fenchurch Street) have been supportive of valuations and have prompted a spate of special dividend payments from the proceeds. Yields appear to have stabilized and occupier demand has underpinned resilient top line rental values, however incentives are increasing while lease durations and break year options are coming in. Investment appetite for UK shopping centers has been far less robust and there could be a significant price discovery event when/if stakes in Blue water are sold. Brexit risks remain front and center and share volatility could swing based on sentiment toward the negotiations and any news of financial sector tenants shifting personnel out of London.

The Australian real estate market was resilient yet underperformed the broader market as it too was a casualty of the threat of the back up in interest rates.

Alpine International Real Estate Equity Fund (Continued)

Fundamentals of the office market remain stable, yet Amazon’s entry into the market and a cyclical downshift in consumption has weighed on retail names. The returns in Singapore bear mentioning as the developers posted strong performance underpinned by a demand recovery for primary and secondary transactions. Finally, emerging market (EM) real estate saw exceedingly strong overall results driven by a robust China outlook heading into the National Congress, a surging recovery in trade and earnings, a boost from commodities and a stable USD. All of this despite expectations for further rate hikes from the Fed, fears over protectionist trade policies from the Trump administration and geopolitical tensions ramping up in North Korea and the Middle East, among others.

Portfolio Overview and Performance Drivers

Over the past twelve months the top 10 positions shifted materially. At period end the top-10 accounted for 25.32% of the portfolio versus 31.59% twelve months ago. Eight companies dropped out of the Top-10 including: Kenedix, IWG, China Resources Land, Ichigo, Hulic, JM and TerraForm Power. They were replaced by a number of Japanese companies including Open House, Sumitomo Realty, Mitsui Fudosan and Shinoken Group, as well as the US datacenter owner Equinix, the French hotel company Accor, the UAE developer Emaar Properties and the Spanish SOCIMI Hispania. Other notable adjustments to the portfolio included increasing the position in Germany through the purchase of shares in Aroundtown, Dream Global and Patrizia as well as participating in the TLG secondary. The Fund also established a position in the UK real estate broker Purplebricks Group and broadened out its exposure to European homebuilders by acquiring shares in the Spanish builders Neinor and Aedes as well as the Irish builder Glenveagh. The Fund reduced exposure to select Association of Southeast Asian Nations (ASEAN) securities including SMPH and CPN based on valuation and strong relative performance, as well as pared back some Indian names including: DLF, KPDL, HDIL, Oberoi and Dewan Housing.

The Fund’s country allocations adjusted during the period as our assessment of the macroeconomic conditions, stock valuations, investment opportunities and risks continued to evolve. During the period under review the Fund’s largest allocation was to Japan. While the economic data out of Japan has not met expectations, we remain encouraged by the recovery in real estate fundamentals, the resilience of the transaction market and the potential tailwind from policy initiatives. Nonetheless, we pared the position back slightly based on our assessment of the risk/return profile of our JREIT exposure. The second largest position was in the US as the Fund took positions in datacenters and homebuilders.

The position in the UK was significantly reduced due to the late-cyclicality of the London office market as well as the negative implications of Brexit. However exposure to Western Europe was boosted virtually across the board with increased exposure to Germany, France, Spain and Ireland. The notable exception was exposure to the Swedish market, which was reduced. With respect to emerging markets, the portfolio remains overweight in India and we are very constructive on the long term prospects for the overall economy as well as its real estate sector. Passage of a real estate reform bill in March of this year requiring developers to hold 70% of pre-sales cash flow in an escrow account until project completion should inject a higher degree of confidence into the overall market while creating substantial barriers to entry for undercapitalized developers. However the impact of demonetization and the implementation of the Goods & Services Tax Law (GST) and Real Estate Regulation Act (RERA) have clouded the recovery outlook in the short term. The position in China/HK was decreased into strength as the shares surged into the summer months as southbound flows into Hong Kong stocks accelerated. Doubts over the sustainability of the strength in the physical market and concerns over growing intervention, particularly in Tier I cities, by the government led us to be more defensive in our China positioning. The exposure to Brazil was modestly increased in light of evidence of greenshoots in the economy, a slew of Sistema Especial de Liquidacao e Custodia (selic) cuts and a rebound in the currency. The Fund maintained significant underweights to the Australian, Canadian and South African markets due to the macroeconomic outlook as well as FX volatility. The Fund hedged its currency exposure to the yen, euro and pound. Finally, the Fund’s cash balance at the end of the fiscal year resulted from the Fund taking advantage of the opportunity to monetize tax losses expiring at year end by selling down select positions with long term gains to the benefit of shareholders. Shortly after the fiscal year end, this cash was reinvested, and cash levels returned to our targeted weighting.

The top five contributors to the Fund’s performance during the fiscal year ended October 31, 2017, were Purplebricks Group, Dalata Hotel Group, Global Logistic Properties (GLP), Phoenix Mills and Patrizia.

•	Purplebricks Group is a UK-based online residential real estate broker offering a potentially disruptive hybrid model in which vendors pay a small fixed fee rather than the percentage-based charges of traditional brokers. The shares outperformed based on the company exceeding market share expectations in the UK and Australia markets. The shares were furthered buoyed by the announcement of an expansion into the U.S. market.

Alpine International Real Estate Equity Fund (Continued)

•	Dalata Hotel Group, is an owner/operator of hotels in Ireland and the UK. Management continued to demonstrate its ability to capitalize on opportunities in the severely undersupplied market of Dublin and regional Ireland. Strong operating performance, its large and visible development/extension pipeline and plans for expansion into 20 regional UK markets have led to strong performance of the shares.

•	Global Logistic Properties (GLP), is a Singapore-based owner, developer and manager of logistics assets in China, Japan, Brazil and the US. The company accepted a buyout bid from a management-led Chinese consortium, which narrowed the discount to NAV significantly.

•	Phoenix Mills is an Indian developer/owner/operator of shopping malls and mixed use projects. High visibility on rental renewals, reaching the end of a large capex cycle and the purchase of minority stakes in its assets are expected to underpin a resurging cashflow profile to drive dividend increases, further balance sheet optimization and the next leg of growth. The company could be a leading candidate for a REIT listing once they are available.

•	Patrizia, is a German real estate asset management company focused on European markets. Management has been able to grow assets under management (AUM) at a steady clip as they have extended their funding efforts to Asia and the US. Investors are now looking out for the deployment of its significant cash position as the next catalyst for the stock. The company also initiated a share buyback program during the year.

The top five negative contributors to the Fund’s performance for the period ended October 31 were Ichigo, DB Realty, Dewan Housing Finance, Invincible Investment and Vesta.

•	Ichigo, is an asset manager in Japan. The shares performance was weak as management conservatively guided in January 2017 for its first profit decline in six years due to temporary delays in asset sales to its JREITs and infrastructure fund. We remain constructive on the name due to its ability to grow its underlying asset management business, attractive valuation and its support of the shares through buybacks and cash dividends.

•	DB Realty, is an Indian residential developer based in Bombay. The company has one of the most attractive landbanks in the country but has been challenged by financing constraints. The stock took a major downturn during the period after a bankruptcy case, which was later settled, was filed against it.

•	Dewan Housing Finance, an Indian NBFC (non-banking financial company), is one of the largest players in the lower-middle income affordable segments. The company is positioned to benefit from the Modi government’s focus on affordable housing but sold off early on in the period due to the demonetization program in India which temporarily sapped liquidity away from lower income buyers. The Fund sold out of its position during the period.

•	Invincible Investment is a JREIT focused primarily in hotel and residential assets. The shares have underperformed due to weakening sentiment for hotel operating metrics and caution over the outlook for increased supply. The company issued equity in the period to acquire more residential assets. A high relative dividend yield and the potential for share buybacks could help to narrow the NAV discount over the medium term.

•	South Asia Real Estate (SARE)* is a real estate developer in India. The Fund purchased SARE through a private placement in 2007.

Outlook

Indicators of growth have gained renewed momentum and appear more broad-based as a cyclical upswing has taken hold across a balanced cross section of sectors of the global economy. Inflation remains anchored for the most part, but a continued rally of commodities could ultimately drive inflation expectations and force the hands of central banks. For the time being financial conditions continue to be supportive of a robust earnings recovery driving a synchronous move across developed and emerging markets. The prospects for tax cut and/or infrastructure legislation to pass in the US could further bolster the growth narrative into 2018. As such increased risk appetite and the resurgence of a reflation trade have extended the current low-volatility regime across asset classes despite ongoing geopolitical hurdles. In general, we continue to feel comfortable with our approach of guarded optimism as signals of a pro-cyclical surge become more pronounced. Signs of momentum in the cyclical recovery, modest inflation and a measured tightening of interest rates have generally been supportive for real estate returns on an historical basis, however, political uncertainties, a flattening yield curve and a maturing cycle keep us vigilant for downside risks.

*	The Fund purchased SARE through a private placement in 2007. There is no public market for the holding. As of October 31, 2017 the holding was valued based upon an equal weighting of an income approach and a market approach.

Alpine International Real Estate Equity Fund (Continued)

At the country level, there continues to be encouraging signs of cyclical momentum in European markets and the European Central Bank (ECB) remains supportive, however the recent regional flare up in Spain cannot be ignored. In general there has been strong rental growth in the German residential and office markets and there are increasing signs of rental growth in Spain, Ireland and even in Italy. Ireland is the latest market to attract interest from Asian buyers driving prime Dublin office yields down from 4.65% in Q3 2017 to 4% in Q4 2017 according to CBRE. We remain less constructive on the UK market as it faces headwinds from Brexit uncertainty and late cycle fundamentals but further we are finding it increasingly difficult to square the seeming dislocation between overall resilience in NAVs with our assessment of the risk and the operating outlook. It’s true that Savill’s, one of the worlds largest real estate firms, reported the highest quarterly take up on record of West End offices in Q3 2017, but it is less clear to what extent the quality of this letting volume has deteriorated due to rent free periods moving out and lease durations shortening. A recent rate hike by the Bank of England (BoE) (the first in over a decade) could further muddy the waters.

Japanese real estate, including the developers and JREITs, continued to underperform but we have not shied away from our belief that it’s only a matter of time before equity returns reflect underlying fundamentals and robust transaction levels in the physical market. On current valuations it seems markets are still pricing in a deflationary environment for the developers. Bank of Japan (BoJ) policy and Abenomics have provided a significant tailwind for so-called Japan Inc. but we have yet to see this passed through materially to wage increases, capex plans or shareholder returns. Abe’s recent election success could mark an inflection point as it might embolden him to pressure corporations with carrots: tax breaks for capital spending and boosting wages — and/or sticks: taxes on retained earnings.

Emerging markets continue to exhibit a strong recovery in earnings as a clear recovery in domestic demand and a stabilization of trade and commodity prices have provided a tailwind. Inflation across EMs is touching its lowest level since the global financial crisis which should provide some flexibility for policymakers to maintain accommodative rate regimes. One needs to look no further than Brazil, which has shaved 650 basis points (bps) off of the Sistema Especial de Liquidacao E Custodia (SELIC) since October 2016 while its inflation gauge (IPCA-15 Index) hit 2.54% on September 30, 2017, down from 10.84% registered in February 2016. The next leg of the recovery could be driven by the efficacy of reform agendas, whether it be pension reform in Brazil, tax reform in the Philippines or the ongoing reforms in China. However presidential elections in Brazil present an obstacle for recovery as the political class has been hollowed out by corruption scandals and it is unclear even who might run. Indeed, if there are clouds on the horizon it could come from the election calendar for the remainder of the year and through 2018 including in: South Africa, Mexico, Brazil and Thailand.

For the time being China remains the bellwether for the direction of EMs. The government’s intervention leading up to the National Congress meetings bolstered cyclical momentum in its economy, providing much of the heavy lifting for the global reflation trade YTD 2017. China’s manufacturing Purchasing Managers’ Index (PMI) hit 51.8 in November, the second highest reading year to date. Now that Xi has consolidated power markets expect tempered growth for the remainder of the year as the push for reforms take center stage anew. The brunt of the anti-corruption and anti-pollution reforms is behind us, but it remains to be seen how the reforms to the financial system will impact bond yields, credit growth and ultimately GDP into 2018. We remain firmly of the view that slowdowns in China are based on policy shifts not sharp decelerations in demand. Periodic volatility in the growth, FX and geopolitical outlooks for China could reverberate through global markets and remain a critical driver of macro instability, particularly with respect to EMs. Now that the National Congress is behind us we reiterate our cautiously optimistic view that while growth in China could continue to decelerate the country can avoid any so-called “hard landing” in its economy through a mix of political reforms as well as monetary and fiscal measures.

It’s now been more than four years since the taper tantrum and almost a decade since Quantitative Easing (QE) was first introduced and yet central bankers are still top of mind for most investors. Financial conditions remain easy, yield curves are flattening, credit spreads are tight and the US dollar is range bound. Despite our belief that global monetary policy could remain accommodative over the medium term there are early signs that we could be nearing an inflection point for the QE regimes of G7 central banks as investors begin to contend with the implications of unwinding monetary stimulus. Of particular concern is the potential trade off of the Fed’s approach to tightening, whether through further rate hikes or through shrinking its balance sheet. As the details unfold they will be of critical importance for investors primarily because each channel could have distinct and quite varied cross asset implications — perhaps most importantly through the impact on currencies and any spillover from such a potential shock.

Alpine International Real Estate Equity Fund (Continued)

Inflation, or the lack thereof, should hold the key to the velocity and slope of shifts in the yield curve. The recent appointment of Jay Powell to replace Yellen in 2018 should preserve continuity at the Fed, at least over the near term, but it remains to be seen just how flat the curve can get and to what extent the structural impact of a lower “normal” neutral rate is going to influence return expectations over the longer term.

With respect to the other major central banks, the BoJ is expected to stay the course in its battle against deflation and to augment its current approach with further fiscal initiatives. Current market talk is rife with uneasiness regarding the ECB reducing its monthly asset purchases into 2018 and what this policy shift could ultimately mean for bond yields, especially in Spain and Italy. Given the cyclical improvement in Europe and that the ECB’s balance sheet is currently larger in aggregate than the Fed’s it stands to reason that markets would be sensitive to the ECB tapering its bond purchases in the medium term. However, inflation remains well below target in the Eurozone and it is our view that the ECB would not want to undermine a recovery at this time, especially given that the spillover effects of any Fed tightening remain unknown.

In our view the geopolitical landscape represents one of the most significant pressures to our outlook as equity markets have become increasingly more phlegmatic about political risks over time. The nuclear aspirations of North Korea and tensions in the Middle East (most recently in Saudi Arabia) could pose challenges to the outlook for continued recovery. In the UK and Europe uncertainty over the direction of Brexit could add to volatility in asset markets. Coalition building in Germany and pending Italian elections could present further challenges for the Eurozone outlook while the recent uprising in Catalonia has the potential to ripple through like-minded regions across Europe and undermine the cohesion of the EU. And finally perhaps the biggest wild card in the outlook is that after nine months of a new US administration there are more questions than answers surrounding the role and vision that the US will adhere to going forward.

In the current environment, differentiation remains a guiding investment principle and underscores the importance of allocating capital to those companies which embody best in class management teams, strong operating platforms with diverse value creation opportunities, balance sheet discipline and the ability to drive dividend growth over time. Markets have exhibited a wide dispersion of returns by sector and geography, making this an attractive environment for active management. Alpine believes it is essential to maintain a diversified portfolio in terms of geography, asset mix and income distribution potential.

Thank you for your continued interest and support.

Sincerely,

Samuel A. Lieber

Portfolio Manager

Alpine International Real Estate Equity Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil.

These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4–5 for other important disclosures and definitions.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 10/31/17 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine Realty Income & Growth Fund — Institutional Class	9.65%	7.24%	10.39%	5.12%	10.96%
Alpine Realty Income & Growth Fund — Class A (Without Load)	9.37%	6.98%	10.12%	N/A	11.15%
Alpine Realty Income & Growth Fund — Class A (With Load)	3.33%	4.98%	8.88%	N/A	10.08%
MSCI US REIT Index	5.56%	5.89%	9.54%	5.56%	10.53%
S&P 500® Index	23.63%	10.77%	15.18%	7.51%	6.01%
Lipper Real Estate Funds Average(2)	5.78%	5.29%	8.55%	4.96%	9.99%
Lipper Real Estate Funds Ranking(2)	23/262	21/231	14/203	60/138	7/44
Gross Expense Ratio (Institutional Class): 1.36%(3)
Net Expense Ratio (Institutional Class): 1.06%(3)
Gross Expense Ratio (Class A): 1.61%(3)
Net Expense Ratio (Class A): 1.31%(3)

(1)	Institutional Class shares commenced on December 29, 1998 and Class A shares commenced on December 30, 2011. Returns for indices are since December 29, 1998.
(2)	The since inception data represents the period beginning December 31, 1998 (Institutional Class only).
(3)	As disclosed in the prospectus supplement dated April 10, 2017 to the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500® Index is a total return, float-adjusted market capitalization weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The MSCI US REIT Index, the S&P 500® Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Realty Income & Growth Fund has a contractual expense waiver that continues through February 28, 2019. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Realty Income & Growth Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Simon Property Group, Inc.	7.05%
2.	Digital Realty Trust, Inc.	5.65%
3.	Essex Property Trust, Inc.	5.60%
4.	Boston Properties, Inc.	5.54%
5.	Alexandria Real Estate Equities, Inc.	5.37%
6.	Prologis, Inc.	5.32%
7.	Public Storage	4.55%
8.	AvalonBay Communities, Inc.	4.28%
9.	Equity Residential	4.23%
10.	CoreSite Realty Corp.	3.34%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Realty Income & Growth Fund (Continued)

Commentary

Dear Shareholders:

We are pleased to report the results of the Alpine Realty Income & Growth Fund for the fiscal year ended October 31, 2017. During this past fiscal year, the Fund produced a total return of 9.65% which compares to the 5.78% return of the Lipper Real Estate Funds Average, the 5.56% return of the MSCI US REIT Index (the “RMS Index”), and the 23.63% return of the S&P 500® Index (the “S&P”). All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

At October 31, 2017, the Fund’s net asset value had increased to $22.97 from $22.11 twelve months prior. During this timeframe, the Fund paid four quarterly distributions of $0.1875 per share totaling $.75 per share for the fiscal year and one long-term gain distribution of $0.47 per share. Since its inception at $10.00 per share on December 29, 1998 through October 31, 2017, the Fund has delivered an annualized total return to shareholders of 10.96% which includes cumulative distributions of $19.22. The performance chart on page 17 presents the Fund’s returns for the latest one-year, three-year, five year, ten-year, and since inception periods.

Performance Drivers

During the latest fiscal year, signs of a synchronized recovery in global economies were coupled with optimism domestically about increasingly more favorable business conditions, reductions in taxation, and the continuance of a relatively benign interest rate environment. This background propelled a sustained rally in indices such as the S&P and to some degree less interest in the dividend paying equities of real estate investment trusts (REITs). As a result, the average returns of REIT equities as represented by the RMS Index, though positive, were unable to keep pace with the more growth-oriented potential and performance of the broader market.

REIT returns during the period were characterized by overall averages trading within a relatively tight yet positive range for much of the year but with a very wide dispersion of returns among the various property sectors components. Indeed, after increasing 4.09% in the first six months of the fiscal year, the RMS Index ended the year up 5.56% and only fluctuated minimally during the remainder of the year with a spread of less than 675 basis points between its low and high points over the final six months. We believe the diminished volatility in overall

REIT returns during the second half of the year was partially due to an almost parallel narrow range of long-term interest rates as exemplified by Ten-Year U.S. Treasury rates which stayed within a band of 2.04% as a low point to a high of 2.46% and ended the fiscal year at 2.38%. In contrast to the tight ranges of the RMS Index and the Ten-Year U.S. Treasury, the best performing subsectors within the real estate category, data centers, lodging, and warehouses, all produced returns greater than 2000 basis points above the overall average while the worst performing retail shopping center and regional mall groups produced double digit negative returns, underperforming the RMS Index by more than 2000 basis points.

Portfolio Analysis

For the Fund, the top contributors to its performance during the latest fiscal year included three companies within the data center subsector, a west coast focused apartment REIT, and the largest publicly traded industrial warehouse owner and developer. The Fund’s data center investments all produced total returns in excess of 29% during the year as they experienced strong demand from cloud service providers continuing to build out their respective infrastructures, network service and information technology entities expanding, and corporate enterprises shifting their information technology to third party providers. The three data center companies that provided the top contribution to overall results included CoreSite Realty, Digital Realty Trust, and Equinix. Also providing above average returns for the Fund were its apartment REIT investments which rebounded from their below average 2016 performances. The Fund’s largest overweight position in this subsector, Essex Property Trust, reported better than anticipated results in its west coast markets as new supply pressures showed signs of abating. Rounding out the top five performance contributors was Prologis, Inc., which continued to benefit from strong demand driven by internet related retail logistic requirements, recovering economies internationally, and ongoing trends to modernize distribution channels. Relative to the overall return of the RMS Index, some of the greatest positive attribution was provided by three data center investments, the aforementioned CoreSite Realty and Digital Realty Trust as well as DuPont Fabros Technology which merged with Digital effective September 14; our investment in Essex Property Trust; and our significantly overweight position in Alexandria Real Estate Equities, the only publicly traded REIT focused on the life science

Alpine Realty Income & Growth Fund (Continued)

industry, which continued to execute on its value enhancing development pipeline of new facilities in top innovation cluster markets such as Cambridge, Massachusetts, the San Francisco Bay region, and the San Diego metropolitan area.

Holdings that underperformed REIT average returns and detracted from performance were predominantly the Fund’s retail landlord investments of which the top five greatest underperformers included four regional mall owners and one shopping center owner. The stocks of retail landlords suffered most particularly from the fear that brick-and-mortar retailing may be in a permanent secular decline. Announcements of proposed store closures by major department stores such as Macy’s and Sears, bankruptcy declarations by numerous retailers in the apparel category, signs of flat to weakening retail store sales trends, and the continued success of internet-based shopping, the most noteworthy example being Amazon, all reinforced fears about the viability of physical-based shopping. For the Fund, the most negative contributions to overall results were delivered by Simon Property Group, the Macerich Company, Taubman Centers, and GGP, Inc., all regional mall entities, and Kimco Realty, one of the sector’s largest shopping center landlords. Relative to the overall return of the RMS Index, the securities that created the most impactful negative attribution to performance included the aforementioned regional mall REITs, Macerich and Taubman; the Fund’s underweight position in Equinix, the sector’s largest company in the data center group, which as described above, significantly outperformed overall REIT averages; and the Fund’s non-ownership of the two private prison owners, CoreCivic and the GEO Group, whose stocks more than doubled in price in the first four months after the presidential election in large part due to renewed confidence that these prison operators would continue to be used by government agencies, an outcome that had been somewhat in doubt under a prospective Clinton administration.

Summary & Outlook

As we look toward 2018, many of the same themes that impacted real estate securities positively and negatively during the past year remain in place. The real estate recovery in general is now over eight years in duration and, in our opinion, needs a reacceleration in employment growth and resultant wage increases, corporate confidence reflected in increased capital spending, and a slowdown in new supply additions in the most affected hotel, senior living, apartment, self-storage, and office sectors for there to be a broad based rally in more of the components of overall REIT indices than occurred in 2017. Current consensus forecasts of +/-2.5% Gross Domestic Product (GDP) growth for 2018 will likely not lead to demand conditions across multiple property types and geographic regions necessary for excess capacity where it exists to be absorbed and landlords to regain pricing power in a more widespread manner. However, recent economic data including the Conference Board’s Index of Leading Economic Indicators, the strength of the housing market, improvements in industrial production, and continued recovery of global economies coupled with momentum on comprehensive tax reform lend some optimism that consensus estimates for GDP growth may be too conservative.

In the absence of a broad based reacceleration of real estate operating fundamentals which may slightly lag improvements in the overall economy, the Fund will likely remain biased towards those segments of the economy and economic regions that should outpace national averages. Within the REIT group, certain sectors such as data centers, laboratory/office, communications infrastructure, and industrial warehouses have been able to exhibit attractive growth prospects from strong underlying demand generators, resulting in above average opportunities for attractive returns on capital and growth in earnings and dividends. We remain confident in these sectors’ underlying fundamentals prospectively. We also remain biased towards those companies in other sectors such as office or apartments which are positioned to capture pockets of stronger near term economic potential by owning and/or developing/redeveloping assets in areas benefitting from comparatively above average employment growth, demographic shifts, and innovative technologies. Additionally, we anticipate that we will continue to employ low levels of leverage both in the execution of the Fund’s strategy and to manage unexpected Fund flows. We look forward to providing an update on real estate trends and Fund performance at the end of the semi-annual fiscal period in April, 2018.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Alpine Realty Income & Growth Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following, which are provided in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs.

Alpine Realty Income & Growth Fund (Continued)

In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some assets held by the Fund may be difficult to sell, particularly during times of market turmoil. These illiquid assets may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk – Performance of a non-diversified fund may be more volatile than a diversified fund because a non- diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Preferred Stock Risk – Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4–5 for other important disclosures and definitions.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 10/31/17 (Unaudited)
	1 Year	3 Years	5 Years	Since Inception(1)
Alpine Global Infrastructure Fund — Institutional Class	22.39%	5.45%	10.19%	14.01%
Alpine Global Infrastructure Fund — Class A (Without Load)	22.13%	5.19%	9.91%	11.53%
Alpine Global Infrastructure Fund — Class A (With Load)	15.42%	3.23%	8.67%	10.46%
S&P Global Infrastructure Index	17.54%	5.67%	9.22%	9.70%
MSCI All Country World Index	23.20%	7.92%	10.80%	10.96%
Lipper Global Infrastructure Funds Average(2)	14.07%	3.95%	8.80%	10.51%
Lipper Global Infrastructure Funds Ranking(2)	5/102	19/76	12/49	1/22
Gross Expense Ratio (Institutional Class): 1.29%(3)
Net Expense Ratio (Institutional Class): 1.21%(3)
Gross Expense Ratio (Class A): 1.54%(3)
Net Expense Ratio (Class A): 1.46%(3)

(1)	Institutional Class shares commenced on November 3, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 3, 2008.
(2)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(3)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes. MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Infrastructure Funds Average is an average of funds that limit their investments to a specific industry (e.g., transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P Global Infrastructure Index, MSCI All Country World Index and the Lipper Global Infrastructure Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Infrastructure Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Global Infrastructure Fund reflects the deduction of fees for these value-added services. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Global Infrastructure Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Global Infrastructure Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Ferrovial SA	2.55%
2.	Canadian Pacific Railway, Ltd.	2.47%
3.	Veolia Environnement SA	2.40%
4.	Crown Castle International Corp.	2.30%
5.	Norfolk Southern Corp.	2.29%
6.	East Japan Railway Co.	2.28%
7.	American Tower Corp.	2.22%
8.	NextEra Energy, Inc.	2.21%
9.	Enbridge, Inc.	2.10%
10.	Genesee & Wyoming, Inc.-Class A	2.08%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Global Infrastructure Fund (Continued)

Commentary

Dear Shareholders:

For the fiscal year ended October 31, 2017, the Alpine Global Infrastructure Fund reported a 22.39% total return versus the S&P Global Infrastructure Index, which had a total return of 17.54%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Economic Analysis

During the 12 month period ended October 31, 2017, the MSCI All-Country World Index staged a rally that was impressive not just for its magnitude but also for its consistency; it posted 12 consecutive months of positive returns. Despite heightened geopolitical risk and political uncertainty in Europe, risk assets remained resilient as solid global economic data, a synchronized global recovery in corporate earnings, and tailwinds from continued accommodative monetary policy across most major regions bolstered investors’ optimism.

For the first time in a decade, all 45 of the economies tracked by the Organization for Economic Cooperation and Development (OECD) are growing, and that synchronicity has extended to the stock market. The total return of the MSCI Europe Index, at 27.66% in U.S. Dollars, and that of the MSCI Emerging Markets Index, at 26.89%, were remarkably close to that of the S&P 500 Index at 23.62%. Underneath the surface, returns were more uneven, however, with the S&P 500 Telecom Services Sector down 1.37% while the S&P 500 Information Technology Sector, at the other extreme, was up 38.96% during the period. Investors were arguably in a “risk on” mood, favoring economically-sensitive cyclical stocks over defensive stalwarts found in sectors like consumer staples and utilities.

The breadth of global growth has inspired previously skeptical investors to take bigger risks, extending beyond safe havens in the U .S. We believe that the old cliché of a “Goldilocks” economy that is neither too hot nor too cold is quite pertinent to the setting as of today.

Portfolio Analysis

On a relative basis, the Fund’s utility sector holdings outperformed the benchmark due to its underweighting in the sector and the stocks within the sector outperforming the S&P Global Infrastructure Index. All sectors contributed positively to the performance of the Fund.

We believe that the urbanization of emerging market countries will be an important driver of infrastructure development and spending. During the period, the Fund’s exposure to emerging markets continues to be overweight the benchmark.

The top five stocks contributing to the Fund’s absolute performance for the 12-month period ended October 31, 2017, based on contribution to total return were Coston Logistica, Aeroports de Paris, Cellnex Telecom, Norfolk Southern and Abertis Infraestructuras.

•	Cosan Logistica is a holding company whose sole asset is shares of Rumo, a railway concession operator in Brazil, hence share performance correlates strongly with Rumo. The shares rallied as Rumo executed on its strategy of improved operating performance. In addition, the volume of agricultural products transported increased due to a record corn crop. The stock currently trades at a significant discount to its net asset value.

•	Aeroports de Paris is a global airport operator based in France. French passenger growth rebounded strongly up by approximtely 5% year-over-year in 2017, following lackluster growth in 2016. International traffic continued to be robust with traffic at the Santiago de Chile airport up by approximately 11% and TAV airports up by approximately 8%.

•	Cellnex Telecom is a European wireless tower operator. The company executed on its growth strategy by expanding in France and acquiring a new platform for growth in Swtizerland.

•	Norfolk Southern is a U.S. railroad company. Railroad traffic rebounded strongly in 2017, with carloads up by approximately 5%. Norfolk was also successful in improving its cost efficiency, thus meeting its operating ratio targets.

•	Abertis Infraestructuras is a global transportation concession company based in Spain. The company is the target of an acquisition that became a competitive bidding situation between ACS, a construction company based in Spain, and Atlantia, a global transportation concession company based Italy.

The five stocks that detracted most from the Fund’s performance over the same period, based on contribution to total return were, Grana y Montero (Grana), Promotora y Operadora de Infraestructura (Pinfra), TravelCenters of America, NOS SGPS SA and Royal Vopak NV.

•	Grana is a Peruvian construction company. Grana and Odebrecht, a Brazilian construction company, were partners in several projects. Odebrecht has been accused of bribing government officials to win projects. The press speculated that the management of Grana was aware of these bribes. We have completely liquidated our position in the company.

Alpine Global Infrastructure Fund (Continued)

•	Pinfra is a road concession company in Mexico. Following the U.S. election last November, the shares declined as investors feared a withdrawal from the North American Free Trade Agreement (NAFTA) would weaken the Mexican economy. In addition, investors fear that the Mexican presidential election in 2018 could also delay potential new investment opportunities for Pinfra.

•	TravelCenters of America operates fuel and service infrastructure along the U.S. Interstate Highway System. The stock underperformed as investors were disappointed that fuel volumes decreased as truck fleets have become more energy efficient. In addition, the acquisitions made by TravelCenters over the past several years are ramping up slower than expected.

•	NOS SGPS SA is a telecommunications company in Portugal. Despite good key performance indicators and improving market fundamentals, the company disappointed investors with higher than expected near-term capital expenditure. Investors had expected higher free cash flow and faster dividend growth.

•	Royal Vopak NV is a global oil and refined products terminal operator based in the Netherlands. The overall environment continued to be challenging in 2017, as pressure remained on volumes, occupancy rates and prices.

Summary and Outlook

As we look toward the balance of 2017, we see reasons for cautious optimism. One by one we are seeing purchasing managers’ indices (PMI) across most major regions inflect positively. Some of the more notable improvements have been seen in France, where the PMI has improved from 48.0 in April 2016 to 56.1 in October 2017, in Japan where the PMI has surged from 48.2 to 52.8, and in Brazil where the PMI has moved from 42.6 to 51.2 over the same time period. While some of these indicators may prove to be overheated, based more on optimism over future prospects than on current macroeconomic conditions, animal spirits are clearly recovering, and we believe the positive tone in the global stock market is well supported by fundamentals.

That said, there is still some reason for caution; despite Republican control of both houses of Congress, President Trump has so far been unable to succeed on his, and the party’s longtime promise to repeal Obamacare, leading some to question the ability of this administration to push forward federal tax reform and infrastructure stimulus. The U.S. stock market’s strong performance since the election is arguably at least partly driven by expectations that these stimuli will be implemented successfully, and any disappointment with respect to these expectations could lead to downside volatility.

In Europe, with French and German presidential elections behind us, political uncertainty is waning and the stock market is now able to capitalize on the steadily improving macroeconomic data and corporate earnings trajectory. We are encouraged by the combination of robust fundamentals and an arguably discounted valuation relative to the U.S. market. We have continued to hedge a portion of our Euro currency exposure during the period.

The Asia-Pacific region is also showing marked improvement. The Hong Kong Hang Seng Index is hitting on all cylinders, with a total return of 27.24% in USD for the 12 month period ended October 31, 2017, boosted in part by euphoria around the historic 19th party congress where President Xi Jinping heralded the dawn of a “new era” of Chinese power and laid out his vision for an increasingly prosperous China, confident of its place on the world stage. We have hedged a portion of our exposure to the Hong Kong Dollar during the period. Japan continues to benefit from twin tailwinds of structural reforms under Abenomics and a very accommodative monetary policy, with the Bank of Japan continuing to purchase domestic equities and government bonds at record levels.

Although a federal infrastructure spending bill has not been passed, we believe that infrastructure spending will continue to be a focus on both the national and local levels. In its 2017 report card on the condition of the infrastructure in the United States, the American Society of Civil Engineers (ASCE) gave a D+ rating as an overall grade. The rails were the only sector that received a grade above a C+. The majority of the rail freight infrastructure is privately owned. The aviation sector received a grade of a D. The report stated “it is expected that 24 out of the top 30 major airports may soon experience Thanksgiving-peak traffic volume at least one day every week.” The ASCE quantified the infrastructure funding gap of over $2 trillion from 2016 to 2025.

We believe the Fund should be well positioned to take advantage of any increase in global infrastructure spending. We continue to believe that the combination of urbanization, rising standards of living and population growth can propel infrastructure spending for decades to come. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications. We appreciate your trust and investment in the Fund.

Sincerely,

Joshua E. Duitz
Portfolio Manager

Alpine Global Infrastructure Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend- paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and

Alpine Global Infrastructure Fund (Continued)

depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Infrastructure-Related Investment Risk – Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure- related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Alpine Global Infrastructure Fund (Continued)

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4–5 for other important disclosures and definitions.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments

October 31, 2017

Shares	Security Description	Value

Common Stocks—87.9%
Asia—31.5%
China—2.1%
850,000	China State Construction International Holdings, Ltd.	$1,194,144
350,000	China Vanke Co., Ltd.-Class H	1,244,969
		2,439,113
India—7.4%
1,698,765	DB Realty, Ltd. (a)	990,075
374,877	Prestige Estates Projects, Ltd.	1,775,669
178,276	Sobha, Ltd.	1,403,721
2,000,000	South Asian Real Estate PLC (a)(b)(c)(d)	1,301,587
400,000	The Phoenix Mills, Ltd.	3,260,088
		8,731,140
Japan—18.3%
126,245	Hulic Co., Ltd.	1,293,483
1,500	Ichigo Hotel REIT Investment Corp.	1,499,934
333,201	Ichigo, Inc.	1,178,020
2,738	Invincible Investment Corp.	1,110,081
500	Japan Hotel REIT Investment Corp.	330,241
200,000	Kenedix, Inc.	1,162,658
129,100	Mitsui Fudosan Co., Ltd.	2,981,545
90,000	Open House Co., Ltd.	3,451,036
42,728	Resorttrust, Inc.	836,109
85,000	Seibu Holdings, Inc.	1,509,300
100,000	Shinoken Group Co., Ltd.	2,439,646
96,000	Sumitomo Realty & Development Co., Ltd.	3,178,752
85,500	Tokyu Fudosan Holdings Corp.	556,440
		21,527,245
Philippines—1.1%
287,077	Ayala Land, Inc.	240,227
10,500,000	Megaworld Corp.	1,084,068
1	SM Prime Holdings, Inc.	1
		1,324,296
Singapore—0.6%
1,429,000	Banyan Tree Holdings, Ltd. (a)	644,733
United Arab Emirates—2.0%
1,050,000	Emaar Properties PJSC	2,370,087
	Total Asia (Cost $46,600,946)	37,036,614
Europe—37.4%
Belgium—0.6%
11,667	VGP NV (a)	777,229
France—6.6%
53,778	Accor SA	2,683,325
10,312	Kaufman & Broad SA	455,612
47,526	Klepierre SA	1,890,289
12,000	Nexity SA (a)	737,350
8,000	Unibail-Rodamco SE	2,002,143
		7,768,719
Germany—7.2%
41,500	ADO Properties SA (e)	2,040,485
312,078	Aroundtown SA	2,192,049
161,000	Dream Global Real Estate Investment Trust	1,391,481
75,000	NorthStar Realty Europe Corp.	1,010,250
56,065	PATRIZIA Immobilien AG (a)	1,182,715
31,753	TLG Immobilien AG	734,941
		8,551,921
Shares	Security Description	Value

Ireland—8.4%
757,791	Cairn Homes PLC (a)	$1,573,435
716,668	Dalata Hotel Group PLC (a)	4,466,236
1,100,000	Glenveagh Properties PLC (a)(e)	1,441,501
518,484	Green REIT PLC	911,973
866,666	Hibernia REIT PLC	1,489,065
		9,882,210
Italy—0.5%
55,737	COIMA RES SpA (e)	561,603
Netherlands—2.5%
28,333	InterXion Holding NV (a)	1,512,699
19,750	NSI NV	748,953
15,000	Wereldhave NV	681,699
		2,943,351
Norway—0.4%
23,253	Olav Thon Eiendomsselskap ASA	459,765
Poland—0.9%
100,000	Atrium European Real Estate, Ltd. (a)	468,270
493,970	Echo Investment SA	617,471
		1,085,741
Spain—7.3%
42,646	Aedas Homes SAU (a)(e)	1,490,285
127,917	Hispania Activos Inmobiliarios Socimi SA	2,206,005
161,769	Lar Espana Real Estate Socimi SA	1,587,389
45,000	Melia Hotels International SA	615,914
100,000	Merlin Properties Socimi SA	1,319,775
65,625	Neinor Homes SA (a)(e)	1,348,841
		8,568,209
Sweden—0.4%
100,000	Oscar Properties Holding AB	447,940
United Kingdom—2.6%
100,000	Countryside Properties PLC (e)	472,024
77,046	IWG PLC	220,416
117,468	LondonMetric Property PLC	275,211
219,391	Purplebricks Group PLC (a)	1,059,910
200,000	St Modwen Properties PLC	1,011,253
		3,038,814
	Total Europe (Cost $36,468,751)	44,085,502
North & South America—19.0%
Brazil—5.2%
100,000	Construtora Tenda SA (a)	522,728
220,535	Cyrela Commercial Properties SA Empreendimentos e Participacoes	509,321
383,645	Direcional Engenharia SA (a)	686,065
912,132	General Shopping Brasil SA (a)	1,380,202
275,000	MRV Engenharia e Participacoes SA	1,063,415
155,394	Sao Carlos Empreendimentos e Participacoes SA	1,939,040
		6,100,771
Canada—0.2%
30,000	Hudson’s Bay Co.	262,073
Mexico—2.4%
500,024	Corp. Inmobiliaria Vesta SAB de CV	618,126
1,000,000	Grupo GICSA SA de CV (a)	605,057
1,257,643	Hoteles City Express SAB de CV (a)	1,548,787
		2,771,970

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued

October 31, 2017

Shares	Security Description	Value

Common Stocks—(continued)
North & South America—continued
United States—11.2%
48,517	Century Communities, Inc. (a)	$1,385,160
6,000	Equinix, Inc.	2,781,000
75,000	Five Point Holdings LLC— Class A (a)	963,750
55,000	GGP, Inc.	1,070,300
5,000	LGI Homes, Inc. (a)	301,650
35,000	PulteGroup, Inc.	1,058,050
20,000	QTS Realty Trust, Inc.—Class A	1,157,000
6,000	Simon Property Group, Inc.	931,980
30,000	Taylor Morrison Home Corp.— Class A (a)	724,500
115,932	TerraForm Power, Inc.—Class A	1,556,967
46,700	William Lyon Homes—Class A (a)	1,295,925
		13,226,282
	Total North & South America (Cost $29,785,022)	22,361,096
	Total Common Stocks (Cost $112,854,719)	103,483,212
Principal Amount	Security Description	Value

Short-Term Investments—27.6%
$32,425,000	State Street Eurodollar Time Deposit, 0.12%	$32,425,000
	Total Short-Term Investments (Cost $32,425,000)	32,425,000
Total Investments (Cost $145,279,719) (f)—115.5%		135,908,212
Liabilities in Excess of Other Assets—(15.5)%		(18,248,058)
TOTAL NET ASSETS 100.0%		$117,660,154

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security fair valued in accordance with procedures approved by the Board of Trustees and the value was determined using significant unobservable inputs. These securities comprised 1.1% of the Fund’s net assets.
(d)	Private placement.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 6.3% of the Fund’s net assets.
(f)	See Note 8 for the cost of investments for federal tax purposes.

AB—Aktiebolag is the Swedish equivalent of a corporation.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PJSC—Public Joint Stock Company

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAU—Sociedad Anonima Unipersonal

SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SpA—Societa’ Per Azioni is an Italian shared company.

Forward Currency Contracts

The following forward currency contracts were held as of October 31, 2017:

							Unrealized
		Settlement	Currency		Settlement	Current	Appreciation/
Description	Counterparty	Date	Sold		Value in USD	Value	(Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/17	4,000,000	EUR	$4,556,032	$4,668,072	$(112,040)
British Pound	State Street Bank and Trust Company	12/07/17	5,000,000	GBP	6,488,500	6,647,320	(158,820)
Japanese Yen	State Street Bank and Trust Company	12/07/17	500,000,000	JPY	4,608,954	4,403,939	205,015
							$ (65,845)

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments

October 31, 2017

Shares	Security Description	Value

Real Estate Investment Trusts—102.0%
Apartments—17.2%
15,000	American Campus Communities, Inc.	$623,700
25,625	AvalonBay Communities, Inc. (a)	4,646,581
14,500	Camden Property Trust	1,322,980
68,360	Equity Residential (a)	4,597,894
23,165	Essex Property Trust, Inc. (a)	6,079,191
36,900	UDR, Inc.	1,431,351
		18,701,697
Diversified—5.0%
26,114	American Assets Trust, Inc. (a)	1,012,962
10,000	Forest City Realty Trust, Inc.— Class A	246,300
23,058	JBG SMITH Properties (b)	719,640
46,117	Vornado Realty Trust (a)	3,452,319
		5,431,221
Health Care—6.3%
16,887	HCP, Inc.	436,360
25,413	Omega Healthcare Investors, Inc.	733,419
27,344	Sabra Health Care REIT, Inc.	544,693
55,712	Ventas, Inc. (a)	3,495,928
24,803	Welltower, Inc.	1,660,809
		6,871,209
Lodging—3.4%
20,300	Ashford Hospitality Prime, Inc.	197,316
29,696	Chatham Lodging Trust	645,888
72,100	Host Hotels & Resorts, Inc.	1,410,276
29,214	Park Hotels & Resorts, Inc.	841,071
15,300	Pebblebrook Hotel Trust	545,598
		3,640,149
Manufactured Homes—2.4%
28,900	Equity LifeStyle Properties, Inc.	2,557,072
Mortgage & Finance—1.0%
50,000	Starwood Property Trust, Inc.	1,075,500
Net Lease—0.8%
9,012	EPR Properties	623,450
30,000	VEREIT, Inc.	236,700
		860,150
Office-Industrial Buildings—43.0%
47,028	Alexandria Real Estate Equities, Inc. (a)	5,829,591
49,611	Boston Properties, Inc.	6,011,861
32,769	CoreSite Realty Corp.	3,629,167
37,087	Cousins Properties, Inc.	334,525
21,169	CyrusOne, Inc.	1,299,565
51,774	Digital Realty Trust, Inc.	6,132,112
57,509	Douglas Emmett, Inc.	2,288,283
26,196	Duke Realty Corp.	746,062
45,455	Empire State Realty Trust, Inc.— Class A	911,373
5,700	Equinix, Inc.	2,641,950
15,714	Hudson Pacific Properties, Inc.	531,447
Shares	Security Description	Value

Office-Industrial Buildings—(continued)
38,773	Kilroy Realty Corp. (a)	$2,761,801
18,708	Liberty Property Trust	802,199
15,000	Mack-Cali Realty Corp.	341,550
35,608	Paramount Group, Inc.	566,879
89,400	Prologis, Inc.	5,773,452
35,000	SL Green Realty Corp. (a)	3,348,800
32,537	STAG Industrial, Inc.	888,260
51,058	Terreno Realty Corp.	1,874,850
		46,713,727
REIT - Infrastructure—2.3%
17,500	American Tower Corp.	2,514,225
Retail Centers—14.5%
62,191	CBL & Associates Properties, Inc.	487,577
12,100	Federal Realty Investment Trust (a)	1,458,292
76,000	GGP, Inc.	1,478,960
50,000	Kimco Realty Corp.	908,000
10,000	Regency Centers Corp.	615,500
49,295	Simon Property Group, Inc. (a)	7,656,992
15,297	Taubman Centers, Inc. (a)	722,324
30,928	The Macerich Co. (a)	1,688,669
23,058	Urban Edge Properties	540,941
5,130	Weingarten Realty Investors	156,209
		15,713,464
Storage—6.1%
17,500	Extra Space Storage, Inc.	1,427,825
12,000	National Storage Affiliates Trust	297,480
23,865	Public Storage (a)	4,946,021
		6,671,326
	Total Real Estate Investment Trusts (Cost $51,181,647)	110,749,740
Common Stocks—1.3%
Diversified—0.5%
12,000	Alexander & Baldwin, Inc.	542,880
Lodging—0.8%
7,200	Marriott International, Inc.— Class A	860,256
	Total Common Stocks (Cost $899,240)	1,403,136
Preferred Stocks—1.1%
Diversified—0.2%
9,682	Colony NorthStar, Inc.— Series B, 8.250%	249,021
Retail Centers—0.9%
37,843	CBL & Associates Properties, Inc.— Series D, 7.375%	933,965
	Total Preferred Stocks (Cost $881,178)	1,182,986
Total Investments (Cost $52,962,065) (c)—104.4%		113,335,862
Liabilities in Excess of Other Assets—(4.4)%		(4,728,802)
TOTAL NET ASSETS 100.0%		$108,607,060

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	See Note 8 for the cost of investments for federal tax purposes.

REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments

October 31, 2017

Shares	Security Description	Value

Common Stocks—99.1%
Asia—17.4%
China—9.4%
1,766,000	Beijing Enterprises Water Group, Ltd. (a)	$1,482,721
971,000	China Everbright International, Ltd.	1,369,113
555,000	China Merchants Port Holdings, Co., Ltd.	1,735,842
1,313,500	China Railway Construction Corp., Ltd.—Class H	1,648,315
104,000	China Unicom Hong Kong, Ltd.—ADR (a)	1,469,520
1,315,000	COSCO SHIPPING Ports, Ltd.	1,523,778
1,774,200	CRRC Corp., Ltd.-Class H	1,748,866
1,500,100	Zhejiang Expressway Co., Ltd.— Class H	1,855,560
		12,833,715
Indonesia—4.2%
4,535,000	PT Jasa Marga Persero TBK	2,173,456
2,500,000	PT Sarana Menara Nusantara TBK	755,760
4,000,000	PT Tower Bersama Infrastructure TBK	2,005,530
3,016,500	PT XL Axiata TBK (a)	751,762
		5,686,508
Japan—2.3%
32,000	East Japan Railway Co.	3,087,287
Philippines—1.5%
1,000,000	International Container Terminal Services, Inc.	2,051,332
	Total Asia (Cost $22,015,093)	23,658,842
Europe—30.0%
Finland—0.9%
70,200	DNA OYJ	1,210,232
France—7.9%
13,100	Aeroports de Paris	2,206,528
19,000	Bouygues SA	912,176
118,548	Suez	2,085,168
137,700	Veolia Environnement SA	3,262,531
22,900	Vinci SA	2,242,038
		10,708,441
Germany—1.1%
15,700	Fraport AG Frankfurt Airport Services Worldwide	1,489,752
Italy—5.6%
73,700	Atlantia SpA	2,403,783
92,500	Buzzi Unicem SpA	2,578,424
420,400	Enel SpA	2,607,667
		7,589,874
Netherlands—2.0%
381,500	Koninklijke KPN NV	1,317,172
33,000	Koninklijke Vopak NV	1,429,009
		2,746,181
Portugal—1.7%
390,200	NOS SGPS SA	2,338,073
Shares	Security Description	Value

Spain—9.1%
65,000	Abertis Infraestructuras SA	$1,406,032
105,500	Atlantica Yield PLC	2,361,090
112,600	Cellnex Telecom SAU (b)	2,795,719
280,000	EDP Renovaveis SA	2,315,721
159,000	Ferrovial SA	3,454,186
		12,332,748
United Kingdom—1.7%
388,046	BT Group PLC	1,341,543
200,000	Royal Mail PLC	994,518
		2,336,061
	Total Europe (Cost $35,807,198)	40,751,362
North & South America—51.7%
Brazil—4.6%
344,600	CCR SA	1,917,195
821,400	Cosan Logistica SA (a)	2,347,718
274,179	Cosan Logistica SA-RCT (a)	779,465
162,000	Energisa SA	1,224,174
		6,268,552
Canada—4.6%
19,300	Canadian Pacific Railway, Ltd.	3,347,392
74,200	Enbridge, Inc.	2,851,590
		6,198,982
Mexico—2.5%
175,000	Infraestructura Energetica Nova SAB de CV	892,720
255,600	Promotora y Operadora de Infraestructura SAB de CV	2,430,445
		3,323,165
United States—40.0%
18,000	American Electric Power Co., Inc.	1,339,380
21,000	American Tower Corp.	3,017,070
20,000	AT&T, Inc.	673,000
37,200	CMS Energy Corp.	1,799,364
35,900	Comcast Corp.-Class A	1,293,477
42,500	CoreCivic, Inc.	1,048,050
29,100	Crown Castle International Corp.	3,116,028
31,200	DISH Network Corp.-Class A (a)	1,514,448
16,900	DTE Energy Co.	1,866,774
18,300	Dycom Industries, Inc. (a)	1,607,289
56,000	FirstEnergy Corp.	1,845,200
39,300	Genesee & Wyoming, Inc.— Class A (a)	2,820,954
55,000	Great Plains Energy, Inc.	1,805,650
13,400	Kansas City Southern	1,396,548
102,500	Kinder Morgan, Inc.	1,856,275
37,500	MasTec, Inc. (a)	1,633,125
19,300	NextEra Energy, Inc.	2,992,851
23,600	Norfolk Southern Corp.	3,101,512
109,100	NRG Yield, Inc.-Class C	2,029,260
47,300	Pattern Energy Group, Inc.	1,091,211
46,100	SemGroup Corp.-Class A	1,200,905
15,100	Sempra Energy	1,774,250
35,000	T-Mobile U.S., Inc. (a)	2,091,950
54,000	The Geo Group, Inc.	1,401,300
91,400	The Williams Cos., Inc.	2,604,900

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued

October 31, 2017

Shares	Security Description	Value

Common Stocks—(continued)
North & South America—continued
United States—continued
235,000	TravelCenters of America LLC (a)	$1,151,500
17,300	Union Pacific Corp.	2,003,167
67,500	Vistra Energy Corp.	1,312,200
14,100	Vulcan Materials Co.	1,716,675
17,400	Waste Connections, Inc.	1,229,658
		54,333,971
	Total North & South America (Cost $68,380,233)	70,124,670
	Total Common Stocks (Cost $126,202,524)	134,534,874
Shares	Security Description	Value

Rights—0.1%
Europe—0.1%
Spain—0.1%
159,000	Ferrovial SA Expiration: November 16, 2017	$76,492
	Total Rights (Cost $74,507)	76,492

Principal
Amount
Short-Term Investments—0.7%
$896,000	State Street Eurodollar Time Deposit, 0.12%	896,000
	Total Short-Term Investments (Cost $896,000)	896,000
Total Investments (Cost $127,173,031) (c)—99.9%		135,507,366
Other Assets in Excess of Liabilities—0.1%		190,834
TOTAL NET ASSETS 100.0%		$135,698,200

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.1% of the Fund’s net assets.
(c)	See Note 8 for the cost of investments for federal tax purposes.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

RCT—Subscription Receipt—A provisional certificate entitling the holder to a fractional share of stock or the jointly held property.

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAU—Sociedad Anonima Unipersonal

SpA—Societa’ Per Azioni is an Italian shared company.

TBK—Indonesian city of Tanjung Balai Karimun

Forward Currency Contracts

The following forward currency contracts were held as of October 31, 2017:

							Unrealized
		Settlement	Currency		Settlement	Current	Appreciation/
Description	Counterparty	Date	Sold		Value in USD	Value	(Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/17	4,000,000	EUR	$4,554,640	$4,668,072	$(113,432)
Hong Kong Dollar	State Street Bank and Trust Company	11/03/17	73,000,000	HKD	9,426,896	9,357,259	69,637
							$ (43,795)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2017

	International	Realty	Global
	Real Estate	Income &	Infrastructure
	Equity Fund	Growth Fund	Fund
ASSETS:
Investments, at value(1)	$135,908,212	$113,335,862	$135,507,366
Foreign currencies, at value(2)	—	—	46,127
Cash	261	—	734
Receivable from investment securities sold	8,054,598	6,860	764,457
Dividends and interest receivable	56,461	26,672	241,594
Receivable from capital shares issued	3,152	12,005	53,688
Tax reclaim receivable	13,658	2,276	31,093
Unrealized appreciation on forward currency contracts	205,015	—	69,637
Due from Adviser	—	23,109	3,786
Prepaid expenses and other assets	8,237	9,487	10,409
Total assets	144,249,594	113,416,271	136,728,891

LIABILITIES:
Payable for investment securities purchased	25,725,981	267,662	563,669
Payable to custodian	304,571	—	—
Unrealized depreciation on forward currency contracts	270,860	—	113,432
Payable for capital shares redeemed	1,823	14,275	36,036
Payable for line of credit (Note 2)	—	4,265,739	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	103,042	94,701	115,655
Distribution fees (Note 5)	1,905	24,940	23,174
Trustee fees (Note 6)	2,510	2,470	3,127
Other	178,748	139,424	175,598
Total liabilities	26,589,440	4,809,211	1,030,691
Net Assets	$117,660,154	$108,607,060	$135,698,200

NET ASSETS REPRESENTED BY:
Paid-in-capital	$320,917,560	$48,956,652	$127,286,159
Undistributed net investment income	1,387,079	(1,681,303)	511,962
Accumulated net realized loss from investments, foreign currency transactions and forward currency contracts	(195,193,923)	958,172	(391,116)
Net unrealized appreciation/(depreciation) on:
Investments	(9,371,507)	60,373,797	8,334,335
Foreign currency translations	(13,210)	(258)	655
Forward currency contracts	(65,845)	—	(43,795)
Net Assets	$117,660,154	$108,607,060	$135,698,200

Net asset value
Institutional Class
Net assets	$117,484,007	$107,041,875	$115,566,615
Shares outstanding	5,109,896	4,660,836	5,587,559
Net asset value, offering price and redemption price per share*	$22.99	$22.97	$20.68
Class A
Net assets	$176,147	$1,565,185	$20,131,585
Shares outstanding	7,719	68,250	975,000
Net asset value per share	$22.82	$22.93	$20.65
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$24.15	$24.26	$21.85
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$145,279,719	$52,962,065	$127,173,031
(2) Cost of foreign currencies	$—	$—	$46,127

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2017

	International	Realty	Global
	Real Estate	Income &	Infrastructure
	Equity Fund	Growth Fund	Fund
INVESTMENT INCOME:
Dividend income	$2,650,675	$2,354,048	$7,107,626

Less: Foreign taxes withheld	(117,562)	10,774	(247,436)
Interest income	26,926	4,851	11,711
Total investment income	2,560,039	2,369,673	6,871,901
EXPENSES:
Investment advisory fee (Note 6)	1,117,211	1,112,338	1,435,964
Transfer agent fees	120,542	152,435	180,376
Accounting and custody fees	68,810	12,852	60,755
Interest (Note 2)	—	111,758	12,794
Audit and tax fees	45,145	35,520	42,055
Printing and mailing fees	33,022	35,133	49,475
Registration and filing fees	35,105	32,213	35,087
Administration fee (Note 6)	23,996	25,030	31,134
Distribution fees - Class A (Note 5)	368	7,814	43,292
Legal fees	76	12,130	23,727
Trustee fees (Note 6)	10,168	10,344	13,461
Compliance fees	4,530	4,574	5,993
Other fees	73,668	11,534	17,295
Total expenses	1,532,641	1,563,675	1,951,408
Less: Fee waivers and/or expense reimbursements (Note 6)	(21,483)	(213,246)	(172,165)
Net expenses	1,511,158	1,350,429	1,779,243
Net investment income	1,048,881	1,019,244	5,092,658
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS:
Net realized gain/(loss) from:
Investments	(18,037,344)	5,177,929	15,452,705
Foreign currency transactions	(34,183)	(3,592)	(13,729)
Forward currency contracts	1,909,977	—	718,089
Net realized gain/(loss) from investments, foreign currency and forward currency contracts	(16,161,550)	5,174,337	16,157,065
Change in net unrealized appreciation/(depreciation) on:
Investments	35,616,108	4,003,352	9,117,473
Foreign currency translations	(4,062)	(192)	2,196
Forward currency contracts	(1,783,679)	—	(802,020)
Change in net unrealized appreciation on investments, foreign currency and forward currency contracts	33,828,367	4,003,160	8,317,649
Net gain on investments, foreign currency and forward currency contracts	17,666,817	9,177,497	24,474,714
Increase in net assets from operations	$18,715,698	$10,196,741	$29,567,372

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
OPERATIONS:
Net investment income	$1,048,881	$876,701
Net realized gain (loss) from:
Investments	(18,037,344)	(2,927,295)
Foreign currency transactions	(34,183)	(20,992)
Forward currency contracts	1,909,977	(413,550)
Change in net unrealized appreciation/(depreciation) on:
Investments	35,616,108	(4,910,207)
Foreign currency translations	(4,062)	2,809
Forward currency contracts	(1,783,679)	1,566,183
Increase (decrease) in net assets from operations	18,715,698	(5,826,351)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(147,213)	(8,424,396)
Distributions to Class A Shareholders:
From net investment income	—	(8,565)
Decrease in net assets from distributions to shareholders	(147,213)	(8,432,961)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	774,047	553,767
Dividends reinvested	143,279	8,153,557
Redemption fees (Note 2)	3,086	308
Cost of shares redeemed	(9,697,846)	(15,759,016)
Decrease in net assets from capital share transactions	(8,777,434)	(7,051,384)
Net increase (decrease) in net assets	9,791,051	(21,310,696)

NET ASSETS:
Beginning of year	107,869,103	129,179,799
End of year*	$117,660,154	$107,869,103
* Including undistributed (distributions in excess of) net investment income of:	$1,387,079	$(425,689)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
OPERATIONS:
Net investment income	$1,019,244	$2,634,532
Net realized gain (loss) from:
Investments	5,177,929	4,849,711
Foreign currency transactions	(3,592)	(441)
Change in net unrealized appreciation/(depreciation) on:
Investments	4,003,352	(1,508,814)
Foreign currency translations	(192)	320
Increase in net assets from operations	10,196,741	5,975,308

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(3,556,314)	(2,831,973)
From net realized gain on investments	(2,259,365)	(2,325,211)
Distributions to Class A Shareholders:
From net investment income	(96,932)	(66,086)
From net realized gain on investments	(66,187)	(59,848)
Decrease in net assets from distributions to shareholders	(5,978,798)	(5,283,118)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	3,683,285	3,567,431
Dividends reinvested	5,282,820	4,659,983
Redemption fees (Note 2)	278	390
Cost of shares redeemed	(15,300,374)	(14,009,369)
Decrease in net assets from capital share transactions	(6,333,991)	(5,781,565)
Net decrease in net assets	(2,116,048)	(5,089,375)

NET ASSETS:
Beginning of year	110,723,108	115,812,483
End of year*	$108,607,060	$110,723,108
* Including undistributed (distributions in excess of) net investment income of:	$(1,681,303)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
OPERATIONS:
Net investment income	$5,092,658	$7,500,250
Net realized gain (loss) from:
Investments	15,452,705	(8,161,284)
Foreign currency transactions	(13,729)	4,261
Forward currency contracts	718,089	(164,086)
Change in net unrealized appreciation/(depreciation) on:
Investments	9,117,473	1,900,491
Foreign currency translations	2,196	34,299
Forward currency contracts	(802,020)	428,521
Increase in net assets from operations	29,567,372	1,542,452

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(5,038,382)	(6,327,225)
Distributions to Class A Shareholders:
From net investment income	(648,032)	(749,925)
Decrease in net assets from distributions to shareholders	(5,686,414)	(7,077,150)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	14,474,983	8,434,552
Dividends reinvested	3,964,713	4,511,779
Redemption fees (Note 2)	772	6,191
Cost of shares redeemed	(56,947,893)	(85,948,991)
Decrease in net assets from capital share transactions	(38,507,425)	(72,996,469)
Net decrease in net assets	(14,626,467)	(78,531,167)

NET ASSETS:
Beginning of year	150,324,667	228,855,834
End of year*	$135,698,200	$150,324,667
* Including undistributed net investment income of:	$511,962	$967,170

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each year)

	International Real Estate Equity Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$19.46	$21.92	$23.84	$23.87	$22.23
Income from investment operations:
Net investment income (loss)	0.20	0.17	1.48	(0.09)	(0.35)
Net realized and unrealized gain (loss)	3.36	(1.16)	(3.40)	0.11	2.09
Total from investment operations	3.56	(0.99)	(1.92)	0.02	1.74
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.03)	(1.47)	—	(0.05)	(0.10)
Total distributions	(0.03)	(1.47)	—	(0.05)	(0.10)
Net asset value per share, end of year	$22.99	$19.46	$21.92	$23.84	$23.87
Total return	18.36%	(4.70)%	(8.05)%	0.08%	7.83%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$117,484	$107,744	$129,048	$169,226	$206,580
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.37%	1.37%	1.43%	1.60%	1.48%
After waivers and/or expense reimbursements (c)	1.35%	1.34%	1.43%	1.60%	1.48%
Ratio of net investment income (loss) to average net assets	0.94%	0.75%	6.46%	0.23%	(0.32)%
Portfolio turnover (d)	60%	33%	28%	23%	19%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.37%, 1.37%, 1.41%, 1.57% and 1.44% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35%, 1.34%, 1.41%, 1.57% and 1.44% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	International Real Estate Equity Fund
	Years Ended October 31,
	2017	2016	2015†	2014†		2013†
Class A:
Net asset value per share, beginning of year	$19.33	$21.79	$23.75	$23.81		$22.19
Income from investment operations:
Net investment income (loss)	0.02	0.08	1.34	(0.00	)(a)	(0.12)
Net realized and unrealized gain (loss)	3.47	(1.12)	(3.30)	(0.06)		1.79
Total from investment operations	3.49	(1.04)	(1.96)	(0.06)		1.67
Redemption fees	0.00 (a)	0.00 (a)	—	0.00	(a)	0.00 (a)
Less distributions:
Net investment income	—	(1.42)	—	—		(0.05)
Total distributions	—	(1.42)	—	—		(0.05)
Net asset value per share, end of year	$22.82	$19.33	$21.79	$23.75		$23.81
Total return (b)	18.05%	(4.99)%	(8.25)%	(0.25)%		7.53%
Ratios/Supplemental Data
Net Assets at end of year (000)	$176	$125	$132	$146		$146
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.62%	1.60%	1.68%	1.85%		1.73%
After waivers and/or expense reimbursements (d)	1.61%	1.57%	1.68%	1.85%		1.73%
Ratio of net investment income (loss) to average net assets	0.75%	0.54%	6.00%	—%		(0.46)%
Portfolio turnover (e)	60%	33%	28%	23%		19%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.62%, 1.60%, 1.66%,1.82% and 1.69% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.61%, 1.57%, 1.66%, 1.82% and 1.69% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Realty Income & Growth Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$22.11	$22.00	$21.29	$18.17	$17.37
Income from investment operations:
Net investment income	0.20	0.49	0.44	0.52	0.54
Net realized and unrealized gain	1.88	0.64	1.02	3.35	1.01
Total from investment operations	2.08	1.13	1.46	3.87	1.55
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.75)	(0.56)	(0.48)	(0.50)	(0.65)
Net realized gains	(0.47)	(0.46)	(0.27)	(0.25)	(0.10)
Total distributions	(1.22)	(1.02)	(0.75)	(0.75)	(0.75)
Net asset value per share, end of year	$22.97	$22.11	$22.00	$21.29	$18.17
Total return	9.65%	5.15%	6.98%	21.90%	9.02%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$107,042	$107,916	$112,927	$112,984	$98,798
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.40%	1.36%	1.35%	1.47%	1.50%
After waivers and/or expense reimbursements (c)	1.21%	1.35%	1.35%	1.42%	1.43%
Ratio of net investment income to average net assets	0.92%	2.28%	2.00%	2.71%	2.99%
Portfolio turnover (d)	7%	15%	32%	32%	33%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.30%, 1.30%, 1.31%, 1.40% and 1.42% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.11%, 1.29%, 1.31%, 1.35% and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Realty Income & Growth Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Class A:
Net asset value per share, beginning of year	$22.09	$21.97	$21.26	$18.16	$17.35
Income from investment operations:
Net investment income	(0.41)	0.45	0.33	0.46	0.59
Net realized and unrealized gain	2.42	0.63	1.08	3.34	0.93
Total from investment operations	2.02	1.08	1.41	3.80	1.52
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.70)	(0.50)	(0.43)	(0.45)	(0.61)
Net realized gains	(0.47)	(0.46)	(0.27)	(0.25)	(0.10)
Total distributions	(1.17)	(0.96)	(0.70)	(0.70)	(0.71)
Net asset value per share, end of year	$22.93	$22.09	$21.97	$21.26	$18.16
Total return (b)	9.37%	4.90%	6.72%	21.51%	8.85%
Ratios/Supplemental Data
Net Assets at end of year (000)	$1,565	$2,807	$2,886	$2,441	$1,168
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.65%	1.59%	1.60%	1.72%	1.75%
After waivers and/or expense reimbursements (d)	1.46%	1.58%	1.60%	1.67%	1.67%
Ratio of net investment income to average net assets	0.66%	2.07%	1.72%	2.42%	3.00%
Portfolio turnover (e)	7%	15%	32%	32%	33%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.55%, 1.53%, 1.56%,1.65% and 1.67% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.36%, 1.52%, 1.56%, 1.60% and 1.59% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Global Infrastructure Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$17.58	$17.66	$20.14	$19.24	$15.93
Income from investment operations:
Net investment income	0.70	0.81	0.71	0.60	0.71
Net realized and unrealized gain (loss)	3.16	(0.13)	(2.25)	1.36	3.25
Total from investment operations	3.86	0.68	(1.54)	1.96	3.96
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.01
Less distributions:
Net investment income	(0.76)	(0.76)	(0.71)	(0.71)	(0.66)
Net realized gains	—	—	(0.19)	(0.35)	—
Tax return of capital	—	—	(0.04)	—	—
Total distributions	(0.76)	(0.76)	(0.94)	(1.06)	(0.66)
Net asset value per share, end of year	$20.68	$17.58	$17.66	$20.14	$19.24
Total return	22.39%	4.01%	(7.90)%	10.52%	25.35%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$115,567	$134,220	$207,034	$185,904	$125,277
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.33%	1.29%	1.28%	1.21%	1.24%
After waivers and/or expense reimbursements (c)	1.21%	1.21%	1.26%	1.21%	1.24%
Ratio of net investment income to average net assets	3.56%	4.56%	3.60%	3.14%	4.18%
Portfolio turnover (d)	77%	58%	116%	109%	147%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.32%, 1.28%, 1.27%, 1.21% and 1.24% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.20%, 1.20%, 1.25%, 1.21% and 1.24% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Global Infrastructure Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Class A:
Net asset value per share, beginning of year	$17.55	$17.63	$20.11	$19.22	$15.92
Income from investment operations:
Net investment income	0.66	0.76	0.61	0.57	0.69
Net realized and unrealized gain (loss)	3.15	(0.12)	(2.21)	1.34	3.22
Total from investment operations	3.81	0.64	(1.60)	1.91	3.91
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.01
Less distributions:
Net investment income	(0.71)	(0.72)	(0.63)	(0.67)	(0.62)
Net realized gains	—	—	(0.21)	(0.35)	—
Tax return of capital	—	—	(0.04)	—	—
Total distributions	(0.71)	(0.72)	(0.88)	(1.02)	(0.62)
Net asset value per share, end of year	$20.65	$17.55	$17.63	$20.11	$19.22
Total return (b)	22.13%	3.75%	(8.15)%	10.22%	25.04%
Ratios/Supplemental Data
Net Assets at end of year (000)	$20,132	$16,105	$21,822	$27,200	$19,941
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.58%	1.54%	1.52%	1.46%	1.49%
After waivers and/or expense reimbursements (d)	1.46%	1.46%	1.50%	1.46%	1.49%
Ratio of net investment income to average net assets	3.48%	4.34%	3.47%	2.92%	3.67%
Portfolio turnover (e)	77%	58%	116%	109%	147%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.57%, 1.53%, 1.52%,1.46% and 1.49% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.45%, 1.45%, 1.50%, 1.46% and 1.49% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2017

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund and Alpine Global Infrastructure Fund are three separate series of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). The Alpine International Real Estate Equity Fund and Alpine Global Infrastructure Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine International Real Estate Equity Fund seeks long-term capital growth. Current income is a secondary objective. Alpine Realty Income & Growth Fund seeks a high level of current income. Capital appreciation is a secondary objective. Alpine Global Infrastructure Fund seeks capital appreciation. Current income is a secondary objective.

Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares. Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge, which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to Contingent Deferred Sales Charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services - Investment Companies.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Funds, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

• Level 1 —	Unadjusted quoted prices in active markets for identical investments.

• Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

• Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting year end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

For certain Level 3 investments the Adviser may perform due diligence that may include visiting a company’s largest projects, meeting with the company’s management team, and having discussions with company management regarding the operation of its business. The Adviser considers all of this information in the determination of fair value. International Real Estate Equity Fund has retained a third-party independent valuation firm to provide input on the methodology to value a particular investment and the range of its values.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of October 31, 2017:

	Valuation Inputs
International Real Estate Equity Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$35,735,027	$—	$1,301,587	$37,036,614
Europe	44,085,502	—	—	44,085,502
North & South America	22,361,096	—	—	22,361,096
Short-Term Investments	—	32,425,000	—	32,425,000
Total	$102,181,625	$32,425,000	$1,301,587	$135,908,212

	Valuation Inputs
	Level 1	Level 2	Level 3	Total Value
Other Financial Instruments
Assets
Forward Currency Contracts	$—	$205,015	$—	$205,015
Liabilities
Forward Currency Contracts	—	(270,860)	—	(270,860)
Total	$—	$(65,845)	$—	$(65,845)

	Valuation Inputs
Realty Income & Growth Fund*	Level 1	Level 2	Level 3	Total Value
Real Estate Investment Trusts	$110,749,740	$—	$—	$110,749,740
Common Stocks	1,403,136	—	—	1,403,136
Preferred Stocks	1,182,986	—	—	1,182,986
Total	$113,335,862	$—	$—	$113,335,862

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

	Valuation Inputs
Global Infrastructure Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$134,534,874	$—	$—	$134,534,874
Rights	—	76,492	—	76,492
Short-Term Investments	—	896,000	—	896,000
Total	$134,534,874	$972,492	$—	$135,507,366

	Valuation Inputs
	Level 1	Level 2	Level 3	Total Value
Other Financial Instruments
Assets
Forward Currency Contracts	$—	$69,637	$—	$69,637
Liabilities
Forward Currency Contracts	—	(113,432)	—	(113,432)
Total	$—	$(43,795)	$—	$(43,795)

*	For detailed country and sector descriptions, see accompanying Schedule of Portfolio Investments.

For the year ended October 31, 2017, there were no transfers between Level 1, Level 2 and Level 3. The Funds recognize transfers as of the beginning of the year.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Real Estate Equity Fund
Balance as of October 31, 2016	$4,173,071
Realized gain (loss)	(5,553,201)
Change in net unrealized appreciation*	2,681,717
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of October 31, 2017	$1,301,587
Change in net unrealized appreciation/(depreciation) on Level 3 assets held at year end	$2,681,717

*	Statements of Operations Location: Change in net unrealized appreciation/(depreciation) on investments and foreign currency.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments, as of October 31, 2017:

International Real Estate Equity Fund

Asset	Fair Value at 10/31/17	Significant Valuation Technique	Significant Unobservable Input	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:
Common Stock	$1,301,587*	Market Approach	Liquidity Discount	20%	20%	Fair Value would Decrease
			Total Enterprise Value/Revenue	1.50x to 2.00x	1.75x	Fair Value would Increase
			Price/Book	0.70x to 1.10x	0.90x	Fair Value would Increase
		Income Approach	Adjusted Weighted Average Cost of Capital	16.0%- 18.0%	17%	Fair Value would Decrease

*	Represents a single security, as of October 31, 2017. As a result, the range of values and weighted average for each unobservable input refer to a single value.

The significant unobservable inputs used in the fair value measurement of common stocks is liquidity discounts, total enterprise value/revenue, total enterprise value/earnings before interest & taxes, price/book, adjusted weighted average cost of capital and discount to NAV. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, the Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”). Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP NY facility provides secured, uncommitted lines of credit for the Funds where selected Funds assets are pledged against advances made to the respective Fund. Each Fund has granted a security interest in all pledged assets used as collateral to the BNPP NY facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the Funds is permitted to borrow up to 10% of its respective total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of its total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the year ended October 31, 2017, the average interest rate paid on outstanding borrowings under the line of credit was 1.95% and 1.98% for the Realty Income & Growth Fund and Global Infrastructure Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

	International Real Estate Equity Fund	Realty Income & Growth Fund	Global Infrastructure Fund
Total line of credit amount available for investment purposes at October 31, 2017	$14,424,959	$11,341,627	$13,672,889
Line of credit outstanding at October 31, 2017	—	4,265,739	—
Line of credit amount unused at October 31, 2017	14,424,959	7,075,888	13,672,889
Average balance outstanding during the year	—	5,641,560	640,307
Maximum balance outstanding during the year	—	8,048,730	16,642,770
Interest expense incurred on line of credit during the year	—	111,758	12,794
Interest expense incurred on custody overdrafts during the year	—	—	37

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

FASB (ASC 740-10) “Income Taxes” - overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2017, open Federal and New York tax years include the tax years ended October 31, 2014 through 2017. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of October 31, 2017, there were no outstanding balances of accrued capital gains taxes for the Funds.

E. Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific distribution expenses are limited to those incurred under the Distribution Plan for Class A shares (See Note 5).

G. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund and Global Infrastructure Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of its net assets in foreign securities. The Funds do not isolate the portion of each portfolio invested in foreign securities of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to a master netting agreement or similar agreement. The International Real Estate Equity Fund and Global Infrastructure Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the year ended October 31, 2017, the International Real Estate Equity Fund and Global Infrastructure Fund entered into ten and seven forward contracts, respectively. The average monthly principal amount for forward contracts held by the International Real Estate Equity Fund and Global Infrastructure Fund

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

throughout the period was $20,944,496 and $20,415,324, respectively. This is based on amounts held as of each month-end throughout the fiscal year. Forward currency contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments.

J. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the year ended October 31, 2017. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives during the year.

The effect of derivative instruments in the Statements of Assets and Liabilities as of October 31, 2017:

International Real Estate Equity Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/(Depreciation)
Forward Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$205,015
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(270,860)

Global Infrastructure Fund
Derivatives	Statements of Assets and Liabilities Location	Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$69,637
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(113,432)

The effect of derivative instruments in the Statements of Operations for the year ended October 31, 2017:

International Real Estate Equity Fund
Derivatives	Statements of Operations Location	Net Realized Gain	Change in Net Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from forward currency contracts	$1,909,977

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on forward currency contracts		$(1,783,679)
Global Infrastructure Fund

Derivatives	Statements of Operations Location	Net Realized Gain	Change in Net Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from forward currency contracts	$718,089

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on forward currency contracts		$(802,020)

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2017

K. Redemption Fees:

The Funds of the Equity Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	34,526	$746,617	27,867	$553,767
Shares issued in reinvestment of dividends	7,699	143,279	406,234	8,144,992
Redemption fees	—	3,081	—	308
Shares redeemed	(469,851)	(9,697,846)	(782,490)	(15,759,016)
Total net change	(427,626)	$(8,804,869)	(348,389)	$(7,059,949)

Class A
Shares sold	1,249	$27,430	—	$—
Shares issued in reinvestment of dividends	—	—	429	8,565
Redemption fees	—	5	—	—
Shares redeemed	—	—	—	—
Total net change	1,249	$27,435	429	$8,565

Realty Income & Growth Fund

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	128,813	$2,938,713	155,523	$3,451,581
Shares issued in reinvestment of dividends	232,165	5,213,179	204,822	4,598,265
Redemption fees	—	271	—	380
Shares redeemed	(580,933)	(13,126,511)	(612,837)	(13,734,260)
Total net change	(219,955)	$(4,974,348)	(252,492)	$(5,684,034)

Class A
Shares sold	33,027	$744,572	5,209	$115,850
Shares issued in reinvestment of dividends	3,139	69,641	2,835	61,718
Redemption fees	—	7	—	10
Shares redeemed	(95,029)	(2,173,863)	(12,280)	(275,109)
Total net change	(58,863)	$(1,359,643)	(4,236)	$(97,531)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

Global Infrastructure Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	453,031	$8,526,701	427,914	$7,235,514
Shares issued in reinvestment of dividends	181,971	3,469,124	228,685	3,928,854
Redemption fees	—	675	—	5,510
Shares redeemed	(2,683,067)	(51,741,328)	(4,747,432)	(78,810,628)
Total net change	(2,048,065)	$(39,744,828)	(4,090,833)	$(67,640,750)

Class A
Shares sold	305,947	$5,948,282	69,772	$1,199,038
Shares issued in reinvestment of dividends	26,049	495,589	33,970	582,925
Redemption fees	—	97	—	681
Shares redeemed	(274,615)	(5,206,565)	(424,077)	(7,138,363)
Total net change	57,381	$1,237,403	(320,335)	$(5,355,719)

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2017 are as follows:

	Purchases	Sales
International Real Estate Equity Fund	$61,197,137	$72,941,256
Realty Income & Growth Fund	7,648,154	13,474,104
Global Infrastructure Fund	108,886,307	146,560,359

The Funds did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2017.

5.	Distribution Plan:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds has adopted a distribution and servicing plan (the “Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plan by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. International Real Estate Equity Fund, Realty Income & Growth Fund and Global Infrastructure Fund incurred $368, $7,814 and $43,292, respectively, pursuant to the Plan for the year ended October 31, 2017.

The Plan for the Funds may be terminated at any time by a majority vote of the members of the Board of the Equity Trust who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

6.	Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreement with the International Real Estate Equity Fund, the Adviser is entitled to an annual fee based on 1.00% of the Fund’s average daily net assets. From April 1, 2016 to April 1, 2017, the Adviser waived 0.05% of the International Real Estate Equity Fund Advisory Fee at an annualized rate.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

Pursuant to the advisory agreement with the Realty Income & Growth Fund and Global Infrastructure Fund, the Adviser is entitled to an annual fee based on each Fund’s average daily net asset, in accordance with the following schedule:

First $250 million	1.00%
Next $500 million	0.95%
Next $250 million	0.90%
Over $1 billion	0.80%

From April 6, 2017 to February 28, 2019, the Adviser has contractually agreed to waive 0.05% of the Advisory fee of the Realty Income & Growth Fund. Fees waived pursuant to the waivers discussed above are not subject to recoupment by the Adviser discussed below.

The Adviser has contractually agreed to waive and/or reimburse the Realty Income & Growth Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.50% of the average net assets of Class A shares and 1.25% of the average net assets of the Institutional Class shares (until April 6, 2017). From April 6, 2017 through February 28, 2019, the Adviser has contractually agreed to waive and/or reimburse the Realty Income & Growth Fund so that operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.25% of the average net assets of Class A shares and 1.00% of the average net assets of the Institutional Class shares. The Adviser has contractually agreed to waive and/or reimburse the Global Infrastructure Fund so that operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.45% of the average net assets of Class A shares and 1.20% of the average net assets of the Institutional Class shares. The Advisor may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of a fund for any year to exceed the limits described above. For the year ended October 31, 2017, the Adviser waived investment advisory fees and other expenses totaling $21,483, $213,246 and $172,165 for the International Real Estate Equity Fund, Realty Income & Growth Fund and Global Infrastructure Fund, respectively. The expense limitations will remain in effect for the Funds through February 28, 2018 (February 28, 2019 for Realty Income & Growth Fund) unless and until the Board of the Equity Trust approves their modification or termination with respect to the Funds. Waived expenses subject to potential recovery by year of expiration are as follows:

Years of Expiration	Realty Income & Growth Fund	Global Infrastructure Fund
10/31/2018	$—	$ 43,020
10/31/2019	16,764	133,347
10/31/2020	181,342	172,165

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. For the year ended October 31, 2017, the International Real Estate Fund, Realty Income & Growth Fund and Global Infrastructure Fund and incurred $71,158, $92,171 and $87,075, respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also serves as the administrator for the Funds. SSBT, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the Funds, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Funds. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

During the year ended October 31, 2017, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

	Purchases	Sales
Global Infrastructure Fund	$—	$616,552

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with the Adviser or an affiliate of the Adviser, receives compensation from the Funds.

7.	Concentration of Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.	Federal Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share of the Funds.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Global Infrastructure Fund
Undistributed ordinary income	$3,150,506	$687,153	$581,846
Undistributed long-term capital gain	—	2,511,474	690,707
Accumulated capital loss	(194,929,100)	—	—
Unrealized appreciation/(depreciation)	(11,478,815)	56,451,782	7,139,490
Total	$(203,257,409)	$59,650,409	$8,412,043

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These permanent differences are primarily due to the differing treatment of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, acquired capital loss carryforwards and distribution redesignations. Accordingly, for the year ended October 31, 2017, the effects of certain differences were reclassified as follows:

Fund	Capital stock	Accumulated net investment income	Accumulated net realized gains (losses)
International Real Estate Equity Fund	$(546,087,879)	$911,100	$545,176,779
Realty Income & Growth Fund	—	952,699	(952,699)
Global Infrastructure Fund	—	138,548	(138,548)

As of October 31, 2017, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ (depreciation)
International Real Estate Equity Fund	$147,404,486	$13,631,783	$(25,135,409)	$(11,503,626)
Realty Income & Growth Fund	56,883,822	56,878,277	(426,495)	56,451,782
Global Infrastructure Fund	128,438,189	11,562,936	(4,424,122)	7,138,814

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

The tax character of distributions paid during the year ended October 31, 2017 were as follows:

	2017	2016
International Real Estate Equity Fund
Ordinary income	$147,212	$8,432,961
Long-term capital gain	—	—
Total	$147,212	$8,432,961
Realty Income & Growth Fund
Ordinary income	$1,971,942	$2,920,828
Long-term capital gain	4,006,856	2,362,290
Total	$5,978,798	$5,283,118
Global Infrastructure Fund
Ordinary income	$5,686,414	$7,077,150
Long-term capital gain	—	—
Total	$5,686,414	$7,077,150

During the year ended October 31, 2017, the Global Infrastructure Fund utilized $13,234,490 of capital loss carryovers. Capital loss carryovers as of October 31, 2017 are as follows:

Expiration Date	International Real Estate Equity Fund	Realty Income & Growth Fund	Global Infrastructure Fund
10/31/2018	$65,121,028	$ —	$ —
10/31/2019	$63,938,162	$ —	$ —

During the year ended October 31, 2017, the International Real Estate Equity Fund had $546,087,879 of expired capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2017 with no expiration are as follows:

Fund	Short-Term	Long-Term
International Real Estate Equity Fund	$ —	$65,869,910

9.	Subsequent Events:

Distributions: The Realty Income and Growth Fund - Institutional Class and Class A paid a distribution from long-term capital gains of $2,744,696 on December 15, 2017 to shareholders of record on December 14, 2017.

Distributions: The Global Infrastructure Fund - Institutional Class and Class A paid a distribution from long-term capital gains of $233,651 on December 15, 2017 to shareholders of record on December 14, 2017.

On December 14, 2017, at a meeting of the Boards of Trustees of Alpine Equity Trust, the Board considered and unanimously approved an agreement and Plan of Reorganization (the “Plan”) with respect to each Fund whereby each Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of Aberdeen Funds, a Delaware statutory trust (the “New Funds”). Aberdeen Asset Management Inc. would serve as the investment adviser for the New Funds. Aberdeen Asset Managers Limited would serve as the subadviser to the New Funds that are the successors to the Alpine Realty Income & Growth Fund, Alpine Global Infrastructure Fund, Alpine International Real Estate Equity Fund.

Each Plan is subject to the approval of the shareholders of the respective Fund and is subject to certain closing conditions and termination rights, including the respective Board’s right to terminate a Plan if it determines that proceeding with a Reorganization is inadvisable for a Fund.

Alpine Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Alpine Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alpine Equity Trust, (comprising, respectively, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, and Alpine Global Infrastructure Fund) (collectively the “Funds”) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period end October 31, 2014 were audited by another independent registered public accounting firm whose report, dated December 29, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Alpine Equity Trust at October 31, 2017 the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, NY

December 22, 2017

Alpine Mutual Funds

Information about your Funds Expenses
October 31, 2017

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

International Real Estate Equity Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	8.29%	$1,000.00	$1,082.90	1.37%	$7.19

Class A	8.10%	$1,000.00	$1,081.00	1.62%	$8.50

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.30	1.37%	$6.97

Class A	5.00%	$1,000.00	$1,017.04	1.62%	$8.24

Alpine Mutual Funds

Information about your Funds Expenses—Continued
October 31, 2017

Realty Income & Growth Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	3.48%	$1,000.00	$1,034.80	1.11%	$5.69

Class A	3.35%	$1,000.00	$1,033.50	1.36%	$6.97

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,019.61	1.11%	$5.65

Class A	5.00%	$1,000.00	$1,018.35	1.36%	$6.92

Global Infrastructure Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	9.30%	$1,000.00	$1,093.00	1.21%	$6.38

Class A	9.18%	$1,000.00	$1,091.80	1.46%	$7.70

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,019.11	1.21%	$6.16

Class A	5.00%	$1,000.00	$1,017.85	1.46%	$7.43

(1)	For the six months ended October 31, 2017.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 184 day period.

Alpine Mutual Funds

Additional Information (Unaudited)
October 31, 2017

The Funds’ Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by visiting www.alpinefunds.com.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
H. Guy Leibler (1954)	Independent Trustee	Indefinite, since the Trust’s inception	President, Simone Healthcare Development (since 2013); Private investor (since 2007).	12	Chairman Emeritus, White Plains Hospital Center (since 1988); Trustee of each of the Alpine Trusts (1996 to Present).**

Jeffrey E. Wacksman (1960)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	12	Director, International Succession Planning Association (since 2008); Director, Bondi Icebergs Inc. (women’s sportswear) (since 1994); Director, MH Properties, Inc. (a real estate holding company) (since 1996); Trustee of each of the Alpine Trusts.**

Eleanor T.M. Hoagland (1951)	Independent Trustee	Indefinite, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011 to 2013).	12	Trustee of each of the Alpine Trusts.**

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2017

Interested Trustee & Officers

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Samuel A. Lieber*** (1956)	Interested Trustee and President	Indefinite, since the Trust’s inception	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	12	Trustee of each of the Alpine Trusts.**

Stephen A. Lieber**** (1925)	Vice President	Indefinite, since the Trust’s inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	12	N/A

Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).	12	N/A

Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).	12	N/A

Joe C. Caruso (1971)	Treasurer	Indefinite, since July 2013	Fund Accountant, Alpine Woods Capital Investors, LLC since 2011; Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010).	12	N/A

Andrew Pappert (1980)	Secretary	Indefinite, since 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	12	N/A

*	Alpine Woods Capital Investors, LLC currently manages twelve portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. The Trustees currently oversee twelve portfolios within the six Alpine Trusts.

**	The Trustees are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

***	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

****	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2017

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2017 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

International Real Estate Equity Fund	95%
Realty Income & Growth Fund	0%
Global Infrastructure Fund	59%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2017 as dividends qualifying for the dividends received deduction available to corporate shareholders.

International Real Estate Equity Fund	18%
Realty Income & Growth Fund	0%
Global Infrastructure Fund	20%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	0%
Global Infrastructure Fund	0%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2017.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(800) 617.7616 and on the SEC's web site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC's web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES

Samuel A. Lieber
Eleanor T.M. Hoagland
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN &
ADMINISTRATOR

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP
5 Times Square
New York, NY 10019

FUND COUNSEL

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services
2000 Crown Colony Drive
Quincy, MA 02169

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578

www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3. Audit Committee Financial Expert

(a)(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The Board of Trustees has determined that H. Guy Leibler is an audit committee financial expert. Mr. Leibler is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2016 was $127,895 and for fiscal year 2017 was $95,294.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $63,683 in fiscal year 2016 and $12,159 in fiscal year 2017. Services for which fees in the Tax Fees category are billed include the principal accountant’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as the principal accountant’s review of excise tax distribution calculations.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(h)	Not applicable. There were no non-audit services rendered to the Registrant in the fiscal year 2017.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders

On September 28, 2017, the Board of Trustees of the Trust approved and adopted an updated Nominating and Corporate Governance Committee Charter (the “Charter”). The Charter was updated to include additional information regarding the procedures that shareholders of the Fund must follow when proposing Trustee candidates directly to the Nominating and Corporate Governance Committee. It was also updated to specify qualification requirements that the Trustee candidates must meet in order to be considered by the Nominating and Corporate Governance Committee.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment management companies.

Item 13. Exhibits

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit EX-99.CODE ETH 13.A.1

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Equity Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 5, 2018